UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Convertible and Income Fund
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert White, Treasurer

888 Seventh Ave, 31st Floor, New York, NY 10019
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: November 1, 2023 - October 31, 2024

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

October 31, 2024

AVK | ANNUAL REPORT

Advent Convertible and Income Fund

GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE ADVENT

CONVERTIBLE AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/avk, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	October 31, 2024

DEAR SHAREHOLDER

We thank you for your investment in the Advent Convertible and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the annual fiscal period ended October 31, 2024 (the “Reporting Period”).

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of October 31, 2024, Advent managed approximately $8.2 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the Reporting Period, the Fund generated a total return based on market price of 32.33% and a total return based on NAV of 25.66%. As of October 31, 2024, the Fund’s market price of $11.13 per share represented a discount of 8.09% to its NAV per share of $12.11. As of October 31, 2023, the Fund’s market price of $9.48 per share represented a discount of 12.22% to its NAV per share of $10.80.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV per share.

During the Reporting Period, the Fund paid a distribution of $0.1172 per share each month. The most recent distribution represents an annualized distribution rate of 12.64% based on the Fund’s closing market price of $11.13 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	October 31, 2024

Shareholders & Annualized Distribution Rate table on page 16, and Note 2(h) on page 45 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 89 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. To learn more about the Fund’s performance and investment strategy over the Reporting Period, we encourage you to read the Economic and Market Overview and the Management Discussion of Fund Performance, which begins on page 5.

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Convertible and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.

Sincerely,

Tracy V. Maitland
President and Chief Executive Officer of the
Advent Convertible and Income Fund
November 30, 2024

4 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	October 31, 2024

The global economic environment maintained moderate growth over the Reporting Period as central bank tightening of monetary policy succeeded to a large extent in reducing inflation in developed markets, leading to an anticipation of interest rate reductions in many markets. From September 2023 to September 2024, consumer prices fell from a 3.7% rise to a 2.4% rise as commodity prices declined and the effect of past rate hikes restrained manufacturing and housing activity. Services activity remained strong and consumer and retail spending also stayed on moderate growth paths. This allowed corporate profits to remain on growth trajectories as nominal gross domestic product (“GDP”) remained at healthy levels. Earnings for the Standard and Poor’s 500 (“S&P 500”) grew at a year-over-year rate of 10-12% for the three quarters between the fourth calendar quarter of 2023 and the second quarter of 2024.

This environment of corporate profit growth combined with falling inflation growth and interest rates was very fruitful for corporate securities markets. Equity markets gained early in the Reporting Period, helped by growing profits and hints from the U.S. Federal Reserve (the “Fed”) that the 2022-2023 rate hike regime was coming to a close. An orderly deceleration of the labor market without a collapse in aggregate demand further helped equity valuations and cemented a belief at the Fed and among economic observers that a move of monetary policy to a neutral stance would be warranted in subsequent quarters. Economic outcomes were unfavorable in other markets such as Europe and China but remained positive from a GDP perspective, with weakness no doubt affecting some issuers but leading to more stimulus responses from fiscal and monetary authorities, helping valuations. Geopolitical situations such as hostilities in Ukraine and the Middle East did not resolve but did not worsen, either, and markets seemed increasingly less sensitive to developments.

Markets advanced going into the fall U.S. elections, more akin to the 2020 situation, where optimism about core economic improvement overcame any election outcome uncertainty, than the 2016 situation. Volatility rose beginning in July, breaking a long period where the Chicago Board Options Exchange Market Volatility Index (“VIX”) was mostly below 15. Convertible securities benefit from volatility pricing, which along with rising earnings growth from mid-cap and small-cap companies contributed to absolute returns into the end of the Reporting Period. The Fed’s interest rate cut in September with a higher-than-expected 0.5% reduction, along with solid nominal GDP performance, helped equity markets continue to rally and corporate spreads continue to compress as the Reporting Period drew to a close.

The election outcome promises differing results for individual corporate issuers based on speculation of policy for the incoming Administration as well as reaction from foreign nations. The rising volatility of the summer and fall may continue into 2025 as events may surprise investors, ranging from tax policy to climate change subsidies to projections of American power abroad.

The foregoing Economic and Market Overview and the following Management Discussion of Fund Performance reflect the opinions of the Investment Adviser. The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 5

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited)	October 31, 2024

MANAGEMENT TEAM

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Investment Adviser of Advent Convertible and Income Fund (the “Fund” or “AVK”). The individuals who are primarily responsible for the day-to-day management of the portfolio (the “Portfolio Managers”) of the Fund include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolios of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses Fund performance for the annual fiscal period ended October 31, 2024 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

All Fund returns cited – whether based on Net Asset Value (“NAV”) or market price – assume the reinvestment of all distributions. For the Reporting Period, the Fund generated a total return based on market price of 32.33% and a total return based on NAV of 25.66%. As of October 31, 2024, the Fund’s market price of $11.13 per share represented a discount of 8.09% to its NAV per share of $12.11. As of October 31, 2023, the Fund’s market price of $9.48 per share represented a discount of 12.22% to its NAV per share of $10.80.

In October 2024, the Fund completed an issuance of common shares pursuant to transferable rights issued to existing shareholders. Fund performance was modestly affected by the issuance of new shares but offset by the opportunity of the Fund to invest in the larger opportunity set of a robust new issue environment for convertible and high-yield securities and to reduce the leverage of the Fund without selling positions.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV per share.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 13 for additional information about the Fund’s performance.

How did comparative indices perform for the Reporting Period?

For the Reporting Period, indices underlying numerous asset classes related to the corporate bond and equity markets, domestic and worldwide, had strong performance. Driving factors such as underlying equity performance, and changes in interest rates and spreads, all contributed to absolute index gains, to differing degrees. The returns of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

6 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2024

Index*	Return for Reporting Period
Bloomberg U.S. Aggregate Bond Index	10.55%
ICE Bank of America (“BofA”) U.S. Convertible Index	20.97%
ICE BofA U.S. High Yield Index	16.47%
MSCI World 100% Hedged to USD Index	33.77%
FTSE Global Focus Convertible U.S. Dollar Hedged Index	16.83%
Standard & Poor’s 500 (“S&P 500”) Index	37.99%

* Please see Page 12 for Index definitions.

What were the Fund’s distributions for the Reporting Period?

During the Reporting Period, the Fund paid a monthly distribution of $0.1172 per share. The most recent distribution represents an annualized distribution rate of 12.64% based upon the Fund’s closing market price of $11.13 per share on October 31, 2024.

Payable Date	Amount
November 30, 2023	$0.1172
December 29, 2023	$0.1172
January 31, 2024	$0.1172
February 29, 2024	$0.1172
March 29, 2024	$0.1172
April 30, 2024	$0.1172
May 31, 2024	$0.1172
June 28, 2024	$0.1172
July 31, 2024	$0.1172
August 30, 2024	$0.1172
September 30, 2024	$0.1172
October 31, 2024	$0.1172
Total	$1.4064

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained.

Distributions may be paid from sources of income other than ordinary income, such as short-term capital gains, long-term capital gains, or return of capital. The final determination of the source and tax characteristics of all distributions in a particular year will be reported to shareholders in January following that year on form 1099-DIV.

While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 7

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2024

the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.

A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. Please see Note 2(h) on page 45 for more information on distributions for the Reporting Period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund’s NAV returns were above those of the indices corresponding to the Fund’s underlying asset classes. The Fund uses leverage, and returns of the underlying assets were strongly above the cost of leverage, which led to higher returns at the NAV level. Compared to broader fixed-income indices, the Fund’s exposure to convertible securities led to higher returns given the equity-related exposure. This more than offset the disadvantage from convertibles having lower interest rate exposure than most fixed-income indices with maturity profiles longer than that of the convertible securities market. The 10-year Treasury interest rate declined from 4.93% to 4.29% in the Reporting Period, creating a strong tailwind for fixed income asset classes with longer duration.

The Fund’s international exposure, mostly through holdings of foreign convertible securities, slightly detracted compared to domestic convertible securities given the slightly lower returns of the global balanced subportfolio compared to the domestic one. Strong underlying performance of U.S. equities, especially large technology and internet companies without issuances of convertible securities, led convertible securities and related indices to perform closer to straight bond indices than equity indices.

How did the Fund use derivatives during the Reporting Period?

The Fund may use covered call options on individual equity holdings as a means of generating income. During the Reporting Period, the Fund made limited use of covered call options and ended the fiscal year with no positions subject to covered call overwriting. The VIX began the fiscal year at 18.1 and rose to 23.2 amid significant uncertainty over the outcome of the U.S. elections occurring right after the end of the Reporting Period. However, the average month-end VIX level for the Reporting period was 15.1 and the VIX level at the end of the Reporting Period was as low as 12.4. Strong equity market performance, reflecting gains in corporate earnings and an interest rate environment that became more conducive to higher valuations, suggested the Fund should make limited use of covered call options. Such instruments provide income for the Fund at the potential price of limiting equity upside should the options move into-the-money. With meaningful equity gains to be had and limited volatility for much of the year, the Fund made less use of covered call options than in prior years.

8 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2024

As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.

The Fund had $314 million in leverage outstanding as of October 31, 2024, approximately 37% of the Fund’s total managed assets; $132 million is in the form of a margin loan with Société Générale, and $182 million was in a reverse repurchase agreement with Société Générale. Both forms of leverage have a fixed tranche that expires in December 2025, and both forms have floating tranches that vary with the Secured Overnight Financing Rate (“SOFR”). The average interest rate of the combined lines at October 31, 2024 was 4.90%, below the 5.19% average interest rate at October 31, 2023. The decline in the borrowing rates is due to the decline in floating borrowing rates due to both reductions in SOFR consistent with Federal Reserve monetary policy and a decline in the floating rate spread paid by the Fund as a result of amended agreements. Borrowings fell from $349 million on October 31, 2023, as the Fund managed its leverage in relation to the level of equity.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. The NAV return for the Fund was above the cost of leverage for the Reporting Period. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage had a positive effect on NAV and shareholders for the Reporting Period given the sufficiently positive returns in the portfolio.

Finally, the Fund continues to use forward foreign currency contracts to hedge the impact of investment positions denominated in foreign currencies. Foreign currencies rose against the U.S. dollar in the Reporting Period, with the U.S. Dollar Index falling from 106.7 to 104.0 during the Reporting Period. Thus, these contracts detracted from Fund performance and offset what in an unhedged portfolio would have been gains from an increase in foreign currency valuations. However, the foreign currency hedging program reduces the uncertainty of foreign currency returns and does much to equalize the yield differences inherent in foreign currency securities with differing risk-free interest rates, allowing the Fund to focus on differences in securities based on other fundamental elements.

How was the Fund positioned at the end of the Reporting Period?

On October 31, 2024, the Fund’s total investments were allocated approximately 43.2% in convertible bonds, convertible preferred securities, and mandatory convertibles; 39.1% in corporate bonds; 6.6% in equities; 4.9% in asset-backed securities, 4.9% in cash and cash equivalents; and 1.3% in senior floating rate interests.

Changes in asset allocation for the Reporting Period were relatively minor. An increase in the equity allocation percentage in the first half of the fiscal year decreased in the second half as the Fund took profits in appreciated holdings. A decline in the convertible securities allocation percentage in the first half of the fiscal year increased closer to the year-earlier level as the strong issuance market provided more opportunities for the Fund. Cash and cash equivalents increased from both the end

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 9

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2024

of fiscal year 2023 and the mid-year level as the Fund invested the proceeds of the rights offering cautiously in front of the outcome of the U.S. elections in November.

Leverage dropped from 48% (at the end of fiscal year 2023) to 43% at mid-year to 37% at period end. With valuations higher ending the fiscal year than at the beginning, the Fund has been more judicious in evaluating opportunities and mindful of the continuing economic risks and geopolitical implications of the U.S. elections. The Fund may continue to choose individual securities and asset classes with lower volatility until economic and policy signs become clearer.

International investments fell from 22.9% at October 31, 2023, to 21.9% of the Fund’s portfolio at October 31, 2024. Although interest rates are currently lower in most foreign currencies than the U.S. dollar, the Fund’s hedging program takes fluctuations of foreign currencies versus the U.S. dollar out of the equation and recoups the interest rate difference through the prices of currency forwards. International investments had fallen to 20.3% as of April 30, 2024 as global issuance continued a post-pandemic trend of being more heavily weighted to the U.S. However, in the second half of the Reporting Period, a larger volume of new issuance came out of foreign countries, in particular China, and the Fund finished the Reporting Period with a higher international allocation than at mid-year.

The Fund slightly reduced its allocation to asset-backed securities in the Period. Investments in collateralized loan obligation (“CLO”) debt have provided an important source of current income for the Fund. Prices of CLO debt continued to inch higher during the fiscal year as defaults of the underlying assets of CLOs--corporate loans--remained relatively low and investors’ bid spreads of CLO debt issuances lowered, similar to the straight corporate debt market. Although yields remain attractive for these securities, as floating-rate debt, yields are falling as a consequence of the Fed’s recent change in policy to pursue easing monetary policy. As a fund investing across asset classes, the Fund will continue to evaluate the relative attractiveness of security classes and individual issuances in pursuit of its investment objective.

Convertibles and equity in biopharmaceutical developer Sarepta Therapeutics, Inc. surged as the company achieved full approval of its gene therapy for Duchenne Muscular Dystrophy. Convertibles and high-yield bonds in cruise carrier Carnival advanced as the company experienced strong bookings and pricing throughout the Reporting Period, especially on-board spending, and turned free-cash-flow positive, allowing for debt paydown and further enhancement of equity value. Convertibles in Microstrategy, Inc. surged as bitcoin appreciated, particularly in the first half of the Reporting Period. The reduction of mining rewards at mid-year (called the halving event) and support of crypto assets by both Presidential campaigns led to further gains in the second half. Real estate marketplace Zillow Group, Inc. and its convertibles rose as the interest rate environment turned more friendly, raising the potential for a resumption of growth of existing home sales. Fears of reduced buyer agent commissions stemming from lawsuits and regulatory settlements with agent groups have thus far been overblown, leading to recent rebounds.

Convertibles in MongoDB, Inc. a cloud-based database platform, declined after lowering its guidance to reflect a slowing demand environment as large cloud-user spending has been diverting to artificial intelligence (AI) projects. We have added to the position on weakness, believing the company is a

10 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2024

leader and key enabler of next-generation application development (including artificial intelligence applications). Convertibles in Super Micro Computer, Inc. fell after a combination of negative events: lower gross margin guidance related to an inefficient supply chain for some key manufacturing components, delay of the company’s 10-K annual report to review internal financials, and resignation of the company’s new auditor in October. The Fund exited the position and will await full audited financials. Mandatory convertibles in the chemical maker and miner Albemarle Corp. declined as pricing for its largest mineral category, lithium-related materials, fell with waning demand in the electric vehicle end market. Recent merger activity in the lithium mining industry and cost reductions to stabilize profits painted a better picture for future quarters, and the Fund has retained a position. Equity and convertibles of Array Technologies, Inc., which serves the utility-scale solar tracker technology market, fell as the company experienced a series of earnings estimate reductions based on delays in customer projects that extended the conversion of Array’s backlog into sales and earnings. The Fund has held its positions seeing the security’s yield as attractive given free cash flow generation and lack of near-term maturities.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 11

MANAGEMENT DISCUSSION OF FUND
PERFORMANCE (Unaudited) continued	October 31, 2024

Index Definitions

The following indices are referenced throughout this report. It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

ICE BofA U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar-denominated investment grade and noninvestment grade convertible securities sold into the U.S. market and publicly traded in the U.S. The index constituents are market-value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofA U.S High Yield Index includes U.S. dollar-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/ BB + or below.

MSCI World 100% Hedged to USD Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the U.S. dollar, the “home” currency for the hedged index. The index is 100% hedged to the U.S. dollar by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks designed to measure the equity market performance of 23 Developed Markets (“DM”) countries.

FTSE Global Focus Convertible U.S. Dollar Hedged Index (formerly branded as Refinitv and before that branded as Thomson Reuters Convertible Global Focus USD Hedged Index) is a market-weighted index with a minimum size for inclusion of $500 million (US), €375 million (Europe), ¥22 billion (Japan), and $275 million (Other) of Convertible Bonds with an Equity Link. Rebrandings in 2023 and 2020 resulted in changes to the name of the benchmark.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.

12 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	October 31, 2024

Fund Statistics
Share Price	$11.13
Net Asset Value	$12.11
Discount to NAV	-8.09%
Net Assets ($000)	$534,470

Cumulative Fund Performance*

* The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Fund does not seek to achieve performance that is comparative to an index.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED OCTOBER 31, 2024
	One	Three	Five	Ten
	Year	Year	Year	Year
Advent Convertible & Income Fund
NAV	25.66%	-3.64%	5.33%	4.91%
Market	32.33%	-4.29%	6.42%	5.87%
Bloomberg U.S. Aggregate Bond Index	10.55%	-2.20%	-0.23%	1.49%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/avk. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and is not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	October 31, 2024

Portfolio Breakdown	% of Net Assets
Corporate Bonds	61.4%
Convertible Bonds	59.2%
Common Stocks	10.5%
Convertible Preferred Stocks	9.8%
Money Market Fund	7.7%
Asset-Backed Securities	7.7%
Senior Floating Rate Interests	2.1%
Total Investments	158.4%
Other Assets & Liabilities, net	(58.4%)
Net Assets	100.0%

14 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	October 31, 2024

Country Diversification

Country	% of Long-Term Investments
United States	78.1%
Cayman Islands	7.3%
United Kingdom	1.5%
Japan	1.4%
Canada	1.3%
Bermuda	1.2%
Netherlands	1.1%
Panama	1.0%
Jersey	0.9%
Italy	0.9%
Republic of Korea	0.7%
Australia	0.6%
Spain	0.6%
Hong Kong	0.5%
Israel	0.5%
China	0.5%
Ireland	0.4%
France	0.3%
Malta	0.3%
Germany	0.3%
Luxembourg	0.2%
Chile	0.2%
Taiwan, Province of China	0.1%
Liberia	0.1%
Total Long-Term Investments	100.0%

The above summaries are provided for informational purposes only and should not be viewed as recommendations.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 15

FUND SUMMARY (Unaudited) continued	October 31, 2024

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2024, 30% of the distributions were characterized as ordinary income and 70% of the distributions were characterized as a return of capital. The final determination of the tax character of the distributions paid by the Fund in 2024 will be reported to shareholders in January 2025.

16 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	October 31, 2024

	Shares	Value
COMMON STOCKS† – 10.5%
Industrial – 1.9%
United Parcel Service, Inc. — Class B1	21,000	$ 2,815,260
General Electric Co.[1]	16,000	2,748,480
Eaton Corporation plc[1]	8,000	2,652,640
Vertiv Holdings Co. — Class A1	20,000	2,185,800
Total Industrial		10,402,180
Consumer, Non-cyclical – 1.9%
Zoetis, Inc.[1]	17,000	3,039,260
Organon & Co.[1]	145,000	2,723,100
Amgen, Inc.[1]	7,000	2,241,120
Eli Lilly & Co.[1]	2,500	2,074,350
Total Consumer, Non-cyclical		10,077,830
Communications – 1.8%
Expedia Group, Inc.*	20,000	3,126,200
Verizon Communications, Inc.[1]	55,000	2,317,150
Walt Disney Co.[1]	23,000	2,212,600
Amazon.com, Inc.*	10,000	1,864,000
Total Communications		9,519,950
Consumer, Cyclical – 1.7%
Whirlpool Corp.[1]	30,000	3,105,300
Dick’s Sporting Goods, Inc.[1]	14,000	2,740,500
LGI Homes, Inc.*,1	15,000	1,523,400
MarineMax, Inc.*,1	50,000	1,456,500
Total Consumer, Cyclical		8,825,700
Energy – 1.5%
Valero Energy Corp.[1]	25,000	3,244,000
Equities Corp.[1]	70,000	2,557,800
Diamondback Energy, Inc.[1]	14,000	2,474,780
Total Energy		8,276,580
Technology – 1.2%
Take-Two Interactive Software, Inc.*,1	16,000	2,587,520
Microsoft Corp.	5,000	2,031,750
Broadcom, Inc.[1]	10,000	1,697,700
Total Technology		6,316,970
Financial – 0.5%
Citigroup, Inc.[1]	40,000	2,566,800
Total Common Stocks
(Cost $54,788,795)		55,986,010

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 9.8%
Industrial – 4.1%
Boeing Co.
6.00% due 10/15/27*	268,772	$ 14,441,120
Chart Industries, Inc.
6.75% due 12/15/25[1]	147,020	7,262,228
Total Industrial		21,703,348
Financial – 2.3%
Bank of America Corp.
7.25%[1]	4,700	5,803,263
Apollo Global Management, Inc.
6.75% due 07/31/26[1]	42,098	3,219,234
Wells Fargo & Co.
7.50%[1]	2,165	2,673,515
Ares Management Corp.
6.75% due 10/01/27*,1	13,161	708,720
Total Financial		12,404,732
Technology – 1.5%
Hewlett Packard Enterprise Co.
7.63% due 09/01/27[1]	133,330	7,713,140
Utilities – 1.1%
NextEra Energy, Inc.
7.30% due 06/01/27[1]	80,006	4,233,117
6.93% due 09/01/25[1]	41,347	1,849,245
Total Utilities		6,082,362
Basic Materials – 0.6%
Albemarle Corp.
7.25% due 03/01/27[1]	69,573	3,113,392
Consumer, Non-cyclical – 0.2%
BrightSpring Health Services, Inc.[1]	21,210	1,186,275
Total Convertible Preferred Stocks
(Cost $48,989,848)		52,203,249
MONEY MARKET FUND***,† – 7.7%
Morgan Stanley Institutional Liquidity Government Portfolio –
Institutional Class, 4.79%[1,2]	41,154,996	41,154,996
Total Money Market Fund
(Cost $41,154,996)		41,154,996

See notes to financial statements.
[18] l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 61.4%
Consumer, Non-cyclical – 15.1%
Brink’s Co.
6.75% due 06/15/32[1,3]	2,238,000	$ 2,280,770
4.63% due 10/15/27[1,3]	1,895,000	1,846,797
Endo Finance Holdings, Inc.
8.50% due 04/15/31[1,3]	3,222,000	3,447,430
Edgewell Personal Care Co.
4.13% due 04/01/29[1,3]	3,669,000	3,428,518
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,3]	3,437,000	3,397,212
Mobius Merger Sub, Inc.
9.00% due 06/01/30[1,3]	3,521,000	3,381,780
Pediatrix Medical Group, Inc.
5.38% due 02/15/30[1,3]	3,502,000	3,349,103
Kedrion SpA
6.50% due 09/01/29[1,3]	3,532,000	3,336,460
Tenet Healthcare Corp.
4.38% due 01/15/30[1]	3,355,000	3,149,505
TriNet Group, Inc.
3.50% due 03/01/29[1,3]	3,457,000	3,148,544
Encompass Health Corp.
4.63% due 04/01/31[1]	3,217,000	3,030,088
Adtalem Global Education, Inc.
5.50% due 03/01/28[1,3]	2,999,000	2,938,997
GEO Group, Inc.
8.63% due 04/15/29[1]	2,794,000	2,925,885
Viking Baked Goods Acquisition Corp.
8.63% due 11/01/31[3]	2,874,000	2,874,548
Prime Healthcare Services, Inc.
9.38% due 09/01/29[1,3]	2,812,000	2,860,985
Perrigo Finance Unlimited Co.
4.90% due 06/15/30[1]	2,905,000	2,752,144
Service Corporation International
3.38% due 08/15/30[1]	3,089,000	2,739,031
Prestige Brands, Inc.
3.75% due 04/01/31[1,3]	2,998,000	2,674,638
Organon & Company / Organon Foreign Debt Co-Issuer BV
5.13% due 04/30/31[1,3]	2,885,000	2,630,600
Teva Pharmaceutical Finance Netherlands III BV
6.75% due 03/01/28[1]	2,410,000	2,466,040
Varex Imaging Corp.
7.88% due 10/15/27[1,3]	2,354,000	2,399,569
Central Garden & Pet Co.
4.13% due 04/30/31[1,3]	2,463,000	2,212,744
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC
4.75% due 01/15/29[1,3]	2,277,000	2,198,757

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 61.4% (continued)
Consumer, Non-cyclical – 15.1% (continued)
AMN Healthcare, Inc.
4.63% due 10/01/27[1,3]	2,255,000	$ 2,176,446
VM Consolidated, Inc.
5.50% due 04/15/29[1,3]	2,230,000	2,160,380
AdaptHealth LLC
5.13% due 03/01/30[1,3]	2,350,000	2,157,803
CHS/Community Health Systems, Inc.
5.25% due 05/15/30[1,3]	2,368,000	2,069,215
Fortrea Holdings, Inc.
7.50% due 07/01/30[1,3]	2,015,000	1,985,149
HLF Financing SARL LLC / Herbalife International, Inc.
12.25% due 04/15/29[1,3]	1,962,000	1,977,700
Fiesta Purchaser, Inc.
9.63% due 09/15/32[1,3]	1,828,000	1,915,322
Cimpress plc
7.38% due 09/15/32[1,3]	758,000	747,139
Total Consumer, Non-cyclical		80,659,299
Communications – 10.1%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.75% due 03/01/30[1,3]	4,215,000	3,838,247
5.13% due 05/01/27[1,3]	1,685,000	1,651,008
Rakuten Group, Inc.
11.25% due 02/15/27[1,3]	4,123,000	4,490,669
Sirius XM Radio, Inc.
4.00% due 07/15/28[1,3]	4,008,000	3,741,549
Acuris Finance US Incorporated / Acuris Finance SARL
9.00% due 08/01/29[1,3]	3,772,000	3,729,565
News Corp.
5.13% due 02/15/32[1,3]	3,642,000	3,492,875
Directv Financing LLC / Directv Financing Company-Obligor, Inc.
5.88% due 08/15/27[1,3]	3,485,000	3,359,797
Stagwell Global LLC
5.63% due 08/15/29[1,3]	3,400,000	3,236,887
Match Group Holdings II LLC
4.13% due 08/01/30[1,3]	3,329,000	3,029,849
Nexstar Media, Inc.
4.75% due 11/01/28[1,3]	2,755,000	2,592,620
Ciena Corp.
4.00% due 01/31/30[1,3]	2,783,000	2,570,702
McGraw-Hill Education, Inc.
7.38% due 09/01/31[1,3]	2,250,000	2,306,578
Vmed O2 UK Financing I plc
7.75% due 04/15/32[1,3]	2,257,000	2,262,522

See notes to financial statements.
20 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 61.4% (continued)
Communications – 10.1% (continued)
Intelsat Jackson Holdings S.A.
6.50% due 03/15/30[1,3]	2,116,000	$ 1,998,977
Cablevision Lightpath LLC
5.63% due 09/15/28[1,3]	2,149,000	1,996,347
CSC Holdings LLC
4.13% due 12/01/30[1,3]	2,573,000	1,901,450
Level 3 Financing, Inc.
10.75% due 12/15/30[1,3]	1,687,000	1,893,434
Connect Finco SARL / Connect US Finco LLC
9.00% due 09/15/29[1,3]	1,688,000	1,605,608
Viasat, Inc.
5.63% due 04/15/27[1,3]	1,698,000	1,587,262
Hughes Satellite Systems Corp.
5.25% due 08/01/26[1]	1,126,000	1,029,374
6.63% due 08/01/26[1]	561,000	485,884
Charter Communications Operating LLC / Charter Communications Operating Capital
3.50% due 06/01/41[1]	1,679,000	1,151,004
Total Communications		53,952,208
Consumer, Cyclical – 9.4%
United Airlines, Inc.
4.38% due 04/15/26[1,3]	3,902,000	3,832,989
Verde Purchaser LLC
10.50% due 11/30/30[1,3]	3,400,000	3,634,223
NCL Corporation Ltd.
8.38% due 02/01/28[1,3]	3,342,000	3,503,409
S&S Holdings LLC
8.38% due 10/01/31[1,3]	2,953,000	2,962,146
SeaWorld Parks & Entertainment, Inc.
5.25% due 08/15/29[1,3]	3,022,000	2,907,851
Nissan Motor Acceptance Company LLC
2.00% due 03/09/26[1,3]	2,998,000	2,851,541
Kohl’s Corp.
4.25% due 07/17/25[1]	1,670,000	1,649,651
4.63% due 05/01/31[1]	1,387,000	1,151,109
GYP Holdings III Corp.
4.63% due 05/01/29[1,3]	2,812,000	2,657,553
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.88% due 04/01/29[1,3]	2,811,000	2,620,142
Churchill Downs, Inc.
4.75% due 01/15/28[1,3]	2,464,000	2,394,638
Phinia, Inc.
6.75% due 04/15/29[1,3]	2,305,000	2,357,018
Live Nation Entertainment, Inc.
3.75% due 01/15/28[1,3]	2,404,000	2,282,123

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 61.4% (continued)
Consumer, Cyclical – 9.4% (continued)
Kontoor Brands, Inc.
4.13% due 11/15/29[1,3]	2,255,000	$ 2,102,681
Bath & Body Works, Inc.
6.88% due 11/01/35[1]	2,061,000	2,093,961
Cruise Yacht Upper HoldCo Ltd.
11.88% due 07/05/28[1]	2,000,000	2,057,072
Sands China Ltd.
5.40% due 08/08/28[1]	1,817,000	1,807,886
Latam Airlines Group S.A.
7.88% due 04/15/30[1,3]	1,689,000	1,693,222
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
6.75% due 01/15/30[1,3]	1,815,000	1,651,788
Carnival Holdings Bermuda Ltd.
10.38% due 05/01/28[1,3]	1,513,000	1,625,085
Macy’s Retail Holdings LLC
5.88% due 04/01/29[1,3]	1,536,000	1,502,267
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
6.63% due 01/15/32[1,3]	1,154,000	1,155,219
Total Consumer, Cyclical		50,493,574
Energy – 8.0%
Venture Global LNG, Inc.
8.38% due 06/01/31[1,3]	3,301,000	3,431,115
Tallgrass Energy Partners Limited Partnership / Tallgrass Energy Finance Corp.
7.38% due 02/15/29[1,3]	3,156,000	3,168,510
Civitas Resources, Inc.
8.75% due 07/01/31[1,3]	2,963,000	3,107,484
CNX Resources Corp.
7.38% due 01/15/31[1,3]	2,711,000	2,789,025
Hilcorp Energy I Limited Partnership / Hilcorp Finance Co.
6.25% due 04/15/32[1,3]	2,850,000	2,675,407
Martin Midstream Partners Limited Partnership / Martin Midstream Finance Corp.
11.50% due 02/15/28[1,3]	2,410,000	2,625,700
Parkland Corp.
4.63% due 05/01/30[1,3]	2,822,000	2,595,212
Harvest Midstream I, LP
7.50% due 09/01/28[1,3]	2,432,000	2,458,661
Howard Midstream Energy Partners LLC
7.38% due 07/15/32[1,3]	2,378,000	2,430,154
Alliance Resource Operating Partners Limited Partnership / Alliance Resource Finance Corp.
8.63% due 06/15/29[1,3]	2,237,000	2,363,406
Nabors Industries, Inc.
9.13% due 01/31/30[1,3]	2,250,000	2,325,227
Aethon United BR Limited Partnership / Aethon United Finance Corp.
7.50% due 10/01/29[1,3]	2,251,000	2,266,694

See notes to financial statements.
22 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 61.4% (continued)
Energy – 8.0% (continued)
Borr IHC Limited / Borr Finance LLC
10.38% due 11/15/30[1,3]	2,175,874	$ 2,246,560
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
7.88% due 05/15/32[1]	2,238,000	2,241,402
Vermilion Energy, Inc.
6.88% due 05/01/30[1,3]	2,197,000	2,173,499
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
9.75% due 07/15/28[1,3]	1,856,000	1,908,779
Northern Oil and Gas, Inc.
8.75% due 06/15/31[1,3]	1,732,000	1,791,650
Total Energy		42,598,485
Technology – 6.5%
McAfee Corp.
7.38% due 02/15/30[1,3]	3,250,000	3,134,219
Playtika Holding Corp.
4.25% due 03/15/29[1,3]	3,388,000	3,060,068
ASGN, Inc.
4.63% due 05/15/28[1,3]	3,013,000	2,880,504
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[1,3]	2,805,000	2,867,566
NCR Atleos Corp.
9.50% due 04/01/29[1,3]	2,591,000	2,852,263
Open Text Corp.
3.88% due 12/01/29[1,3]	2,998,000	2,737,672
Ahead DB Holdings LLC
6.63% due 05/01/28[1,3]	2,632,000	2,557,335
Dye & Durham Ltd.
8.63% due 04/15/29[1,3]	2,242,000	2,377,865
Amentum Holdings, Inc.
7.25% due 08/01/32[1,3]	2,250,000	2,333,318
Seagate HDD Cayman
5.75% due 12/01/34[1]	2,320,000	2,288,131
Western Digital Corp.
2.85% due 02/01/29[1]	2,307,000	2,040,349
Rocket Software, Inc.
9.00% due 11/28/28[1,3]	1,682,000	1,755,118
Consensus Cloud Solutions, Inc.
6.50% due 10/15/28[1,3]	1,684,000	1,669,459
Crane NXT Co.
4.20% due 03/15/48[1]	1,687,000	1,168,371
Xerox Holdings Corp.
5.50% due 08/15/28[1,3]	1,196,000	985,069
Total Technology		34,707,307

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 61.4% (continued)
Financial – 5.6%
Freedom Mortgage Corp.
12.25% due 10/01/30[1,3]	2,852,000	$ 3,143,828
7.63% due 05/01/26[1,3]	2,286,000	2,296,571
Iron Mountain, Inc.
4.88% due 09/15/27[1,3]	2,842,000	2,795,196
4.50% due 02/15/31[1,3]	1,680,000	1,561,322
OneMain Finance Corp.
7.13% due 03/15/26[1]	3,512,000	3,600,162
Uniti Group Limited Partnership / Uniti Group Finance Inc. / CSL Capital LLC
10.50% due 02/15/28[1,3]	2,857,000	3,042,725
Enova International, Inc.
9.13% due 08/01/29[1,3]	1,684,000	1,730,351
11.25% due 12/15/28[1,3]	1,172,000	1,263,643
PRA Group, Inc.
5.00% due 10/01/29[1,3]	3,192,000	2,894,507
Armor Holdco, Inc.
8.50% due 11/15/29[1,3]	2,801,000	2,745,603
Aretec Group, Inc.
7.50% due 04/01/29[1,3]	1,417,000	1,366,060
10.00% due 08/15/30[1,3]	1,126,000	1,228,260
AG TTMT Escrow Issuer LLC
8.63% due 09/30/27[1,3]	2,227,000	2,302,896
Total Financial		29,971,124
Basic Materials – 3.6%
FMG Resources August 2006 Pty Ltd.
4.50% due 09/15/27[1,3]	2,810,000	2,737,255
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[1,3]	2,552,000	2,587,115
Mineral Resources Ltd.
9.25% due 10/01/28[1,3]	2,314,000	2,441,999
WE Soda Investments Holding plc
9.38% due 02/14/31[1,3]	2,251,000	2,314,929
Ingevity Corp.
3.88% due 11/01/28[1,3]	2,378,000	2,190,983
Mercer International, Inc.
5.13% due 02/01/29[1]	2,250,000	1,945,428
Cleveland-Cliffs, Inc.
7.00% due 03/15/32[1,3]	1,825,000	1,826,319
Vibrantz Technologies, Inc.
9.00% due 02/15/30[1,3]	1,685,000	1,581,415
Chemours Co.
4.63% due 11/15/29[1,3]	1,688,000	1,467,252
Total Basic Materials		19,092,695

See notes to financial statements.
24 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CORPORATE BONDS†† – 61.4% (continued)
Industrial – 2.5%
Energizer Holdings, Inc.
4.38% due 03/31/29[1,3]	3,277,000	$ 3,064,910
Fortress Transportation and Infrastructure Investors LLC
7.00% due 06/15/32[1,3]	2,802,000	2,875,695
Cornerstone Building Brands, Inc.
9.50% due 08/15/29[1,3]	2,251,000	2,319,547
Rand Parent LLC
8.50% due 02/15/30[1,3]	2,226,000	2,223,271
Wilsonart LLC
11.00% due 08/15/32[1,3]	1,687,000	1,664,878
Manitowoc Company, Inc.
9.25% due 10/01/31[1,3]	1,406,000	1,430,605
Total Industrial		13,578,906
Utilities – 0.6%
NRG Energy, Inc.
3.63% due 02/15/31[1,3]	3,525,000	3,124,438
Total Corporate Bonds
(Cost $323,576,521)		328,178,036
CONVERTIBLE BONDS†† – 59.2%
Technology – 13.8%
Zscaler, Inc.
0.13% due 07/01/25[1]	5,420,000	6,861,720
Snowflake, Inc.
due 10/01/29[1,3,4]	6,704,000	6,851,488
MKS Instruments, Inc.
1.25% due 06/01/30[1,3]	6,046,000	5,843,459
Akamai Technologies, Inc.
1.13% due 02/15/29[1]	3,473,000	3,523,358
0.38% due 09/01/27[1]	1,418,000	1,463,022
Western Digital Corp.
3.00% due 11/15/28[1,3]	3,411,000	4,879,435
SK Hynix, Inc.
1.75% due 04/11/30[1]	2,800,000	4,748,100
ON Semiconductor Corp.
0.50% due 03/01/29[1]	3,694,000	3,701,573
due 05/01/27[1,4]	515,000	737,094
MicroStrategy, Inc.
2.25% due 06/15/32[1,3]	1,954,000	2,877,265
due 02/15/27[1,4]	834,000	1,505,995
Pagaya Technologies Ltd.
6.13% due 10/01/29[1,3]	3,753,000	4,235,261
Nutanix, Inc.
0.25% due 10/01/27[1]	2,749,000	3,382,645

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 59.2% (continued)
Technology – 13.8% (continued)
MongoDB, Inc.
0.25% due 01/15/26[1]	2,487,000	$ 3,325,741
Evolent Health, Inc.
3.50% due 12/01/29[1,3]	3,173,000	3,220,595
Microchip Technology, Inc.
0.75% due 06/01/30[1,3]	2,916,000	2,817,585
Rapid7, Inc.
1.25% due 03/15/29[1]	2,644,000	2,532,072
HubSpot, Inc.
0.38% due 06/01/25[1]	1,252,000	2,461,432
STMicroelectronics N.V.
due 08/04/27[1,4]	2,000,000	1,978,836
Lenovo
2.50% due 08/26/29[1]	881,000	1,164,462
GlobalWafers Co., Ltd.
1.50% due 01/23/29[1]	EUR 1,100,000	1,091,801
Seagate HDD Cayman
3.50% due 06/01/28[1]	806,000	1,082,055
Wiwynn Corp.
due 07/17/29[1,4]	1,000,000	1,036,220
Wolfspeed, Inc.
1.88% due 12/01/29[1]	1,628,000	818,884
Datadog, Inc.
0.13% due 06/15/25[1]	556,000	772,840
Guidewire Software, Inc.
1.25% due 11/01/29[1,3]	613,000	624,953
Total Technology		73,537,891
Consumer, Cyclical – 10.4%
Carnival Corp.
5.75% due 12/01/27[1]	4,514,000	8,262,313
Rivian Automotive, Inc.
4.63% due 03/15/29[1]	5,010,000	4,368,720
3.63% due 10/15/30[1]	3,294,000	2,564,050
Meritage Homes Corp.
1.75% due 05/15/28[1,3]	4,983,000	5,314,370
Wynn Macau Ltd.
4.50% due 03/07/29[1,3]	3,409,000	3,528,554
Live Nation Entertainment, Inc.
3.13% due 01/15/29[1]	2,337,000	2,981,220
Marriott Vacations Worldwide Corp.
3.25% due 12/15/27[1]	2,669,000	2,464,822
Amadeus IT Group S.A.
1.50% due 04/09/25[1]	EUR 1,700,000	2,326,167
American Airlines Group, Inc.
6.50% due 07/01/25[1]	2,175,000	2,300,062

See notes to financial statements.
26 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 59.2% (continued)
Consumer, Cyclical – 10.4% (continued)
Cathay Pacific Finance III Ltd.
2.75% due 02/05/26[1]	HKD 16,000,000	$ 2,202,614
Accor
0.70% due 12/07/27[1]	34,000**	1,960,560
Pirelli & C SpA
due 12/22/25[1,4]	EUR 1,700,000	1,861,108
H World Group Ltd.
3.00% due 05/01/26[1]	1,468,000	1,669,116
NCL Corporation Ltd.
5.38% due 08/01/25[1]	1,000,000	1,440,250
DraftKings Holdings, Inc.
due 03/15/28[1,4]	1,664,000	1,408,576
ANA Holdings, Inc.
due 12/10/31[1,4]	JPY 190,000,000	1,403,250
Winnebago Industries, Inc.
3.25% due 01/15/30[1,3]	1,417,000	1,369,176
TUI AG
1.95% due 07/26/31[1]	EUR 1,100,000	1,334,421
Burlington Stores, Inc.
1.25% due 12/15/27[1]	921,000	1,246,573
Penn Entertainment, Inc.
2.75% due 05/15/26[1]	1,072,000	1,185,754
Daiwa House Industry Company Ltd.
due 03/29/30[1,4]	JPY 160,000,000	1,075,332
Ford Motor Co.
due 03/15/26[1,4]	1,000,000	975,000
Lucid Group, Inc.
1.25% due 12/15/26[1,3]	1,271,000	927,830
Royal Caribbean Cruises Ltd.
6.00% due 08/15/25[1]	177,000	735,767
Peloton Interactive, Inc.
5.50% due 12/01/29[1,3]	264,000	547,932
Total Consumer, Cyclical		55,453,537
Consumer, Non-cyclical – 9.1%
Sarepta Therapeutics, Inc.
1.25% due 09/15/27[1]	5,536,000	6,258,448
Exact Sciences Corp.
2.00% due 03/01/30[1,3]	4,169,000	4,742,237
iRhythm Technologies, Inc.
1.50% due 09/01/29[1,3]	4,559,000	4,166,926
Global Payments, Inc.
1.50% due 03/01/31[1,3]	4,312,000	4,133,052
ANI Pharmaceuticals, Inc.
2.25% due 09/01/29[1,3]	3,370,000	3,483,737

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 59.2% (continued)
Consumer, Non-cyclical – 9.1% (continued)
Tandem Diabetes Care, Inc.
1.50% due 03/15/29[1,3]	2,790,000	$ 3,273,083
Dexcom, Inc.
0.38% due 05/15/28[1]	3,380,000	2,998,060
Jazz Investments I Ltd.
3.13% due 09/15/30[1,3]	2,876,000	2,966,594
Bridgebio Pharma, Inc.
2.50% due 03/15/27[1]	2,517,000	2,518,990
Enovis Corp.
3.88% due 10/15/28[1]	2,117,000	2,202,739
Herbalife Ltd.
4.25% due 06/15/28[1]	2,854,000	2,154,770
Telix Pharmaceuticals Ltd.
2.38% due 07/30/29[1]	AUD 2,600,000	1,918,852
Wuxi Apptec Hongkong Ltd.
due 10/19/25[1,4]	1,500,000	1,450,500
QIAGEN N.V.
2.50% due 09/10/31[1]	1,400,000	1,398,355
Elis S.A.
2.25% due 09/22/29[1]	EUR 800,000	1,212,110
Lantheus Holdings, Inc.
2.63% due 12/15/27[1]	674,000	1,042,846
Haemonetics Corp.
2.50% due 06/01/29[1,3]	1,014,000	969,384
Davide Campari-Milano N.V.
2.38% due 01/17/29[1]	EUR 600,000	614,055
OPKO Health, Inc.
3.75% due 01/15/29[1,3]	383,000	527,425
Mirum Pharmaceuticals, Inc.
4.00% due 05/01/29[1]	269,000	391,634
Total Consumer, Non-cyclical		48,423,797
Financial – 8.3%
Coinbase Global, Inc.
0.25% due 04/01/30[1,3]	5,607,000	5,091,156
Barclays Bank plc
1.00% due 02/16/29[1]	4,411,000	4,501,073
5.15% due 08/20/27[1,3]	25,634**	2,945,346
Ping An Insurance Group Company of China Ltd.
0.88% due 07/22/29[1]	3,400,000	4,229,722
Citigroup Global Markets Holdings Incorporated/United States
3.75% due 08/06/27[1]	2,309,000	2,296,993
1.00% due 04/09/29[1,3]	EUR 1,300,000	1,368,295
SoFi Technologies, Inc.
1.25% due 03/15/29[1,3]	2,204,000	3,025,510

See notes to financial statements.
28 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 59.2% (continued)
Financial – 8.3% (continued)
BofA Finance LLC
0.60% due 05/25/27[1]	2,435,000	$ 2,542,140
Rexford Industrial Realty, LP
4.13% due 03/15/29[1,3]	2,437,000	2,446,748
LEG Properties BV
1.00% due 09/04/30[1]	EUR 2,100,000	2,378,667
SBI Holdings, Inc.
due 07/25/31[1,4]	JPY 290,000,000	1,917,151
Ventas Realty, LP
3.75% due 06/01/26[1]	1,483,000	1,839,662
BNP Paribas S.A./New York NY
due 05/13/25[1,4]	EUR 1,300,000	1,769,226
National Storage
3.63% due 09/19/29[1]	AUD 2,500,000	1,647,060
Core Scientific, Inc.
3.00% due 09/01/29[1,3]	1,028,000	1,531,879
Goldman Sachs Finance Corporation International Ltd.
due 03/15/27[1,4]	1,200,000	1,449,000
WisdomTree, Inc.
3.25% due 08/15/29[1,3]	1,097,000	1,168,853
GS Finance Corp.
3.25% due 08/10/27[1]	1,026,000	1,167,178
PennyMac Corp.
8.50% due 06/01/29[1,3]	756,000	754,866
Terawulf, Inc.
2.75% due 02/01/30[1,3]	526,000	574,129
Total Financial		44,644,654
Communications – 7.5%
Uber Technologies, Inc.
0.88% due 12/01/28[1,3]	5,759,000	6,953,993
Alibaba Group Holding Ltd.
0.50% due 06/01/31[1,3]	5,960,000	6,879,330
Snap, Inc.
0.50% due 05/01/30[1,3]	5,100,000	4,579,800
0.75% due 08/01/26[1]	1,685,000	1,676,620
JD.com, Inc.
0.25% due 06/01/29[1,3]	4,583,000	5,249,826
Wayfair, Inc.
3.25% due 09/15/27[1]	2,867,000	3,021,818
PDD Holdings, Inc.
due 12/01/25[1,4]	2,904,000	2,854,632
Lyft, Inc.
0.63% due 03/01/29[1,3]	2,909,000	2,830,457
Trip.com Group Ltd.
0.75% due 06/15/29[1,3]	1,743,000	2,057,612

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 59.2% (continued)
Communications – 7.5% (continued)
Etsy, Inc.
0.13% due 10/01/26[1]	1,581,000	$ 1,528,827
Cable One, Inc.
1.13% due 03/15/28[1]	1,685,000	1,332,793
Kakao Corp.
2.63% due 04/29/29[1]	700,000	681,975
AMC Networks, Inc.
4.25% due 02/15/29[1,3]	763,000	680,024
Total Communications		40,327,707
Industrial – 3.9%
Bloom Energy Corp.
3.00% due 06/01/28[1]	3,008,000	2,617,562
SPIE S.A.
2.00% due 01/17/28[1]	EUR 1,800,000	2,254,533
Schneider Electric SE
1.97% due 11/27/30[1]	EUR 1,600,000	2,184,706
Cellnex Telecom S.A.
0.50% due 07/05/28[1]	EUR 1,900,000	2,161,267
Salini SpA
4.00% due 05/30/28[1]	EUR 1,600,000	1,941,767
Itron, Inc.
1.38% due 07/15/30[1,3]	1,415,000	1,548,911
Daifuku Company Ltd.
due 09/13/30[1,4]	JPY 200,000,000	1,483,670
Safran S.A.
due 04/01/28[1,4]	5,523**	1,315,049
ZTO Express Cayman, Inc.
1.50% due 09/01/27[1]	1,265,000	1,309,591
Air Transport Services Group, Inc.
3.88% due 08/15/29[1]	1,149,000	1,103,040
MTU Aero Engines AG
0.05% due 03/18/27[1]	EUR 900,000	992,694
Taiyo Yuden Company Ltd.
due 10/18/30[1,4]	JPY 120,000,000	801,576
Rheinmetall AG
2.25% due 02/07/30[1]	EUR 400,000	705,388
Vishay Intertechnology, Inc.
2.25% due 09/15/30[1]	451,000	397,556
Total Industrial		20,817,310
Energy – 3.7%
Saipem SpA
2.88% due 09/11/29[1]	EUR 3,500,000	5,021,400
Array Technologies, Inc.
1.00% due 12/01/28[1]	4,482,000	3,323,375

See notes to financial statements.
30 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 59.2% (continued)
Energy – 3.7% (continued)
RAG-Stiftung
1.88% due 11/16/29[1]	EUR 2,200,000	$ 2,735,821
Nabors Industries, Inc.
1.75% due 06/15/29[1]	3,072,000	2,333,701
Sunnova Energy International, Inc.
2.63% due 02/15/28[1]	3,531,000	1,846,988
Permian Resources Operating LLC
3.25% due 04/01/28[1]	560,000	1,334,648
Enphase Energy, Inc.
due 03/01/28[1,4]	830,000	696,785
0.25% due 03/01/25[1]	488,000	556,076
Northern Oil and Gas, Inc.
3.63% due 04/15/29[1]	901,000	1,044,484
TPI Composites, Inc.
5.25% due 03/15/28[1]	1,436,000	678,510
Total Energy		19,571,788
Utilities – 1.6%
PG&E Corp.
4.25% due 12/01/27[1,3]	4,245,000	4,634,479
PPL Capital Funding, Inc.
2.88% due 03/15/28[1]	1,663,000	1,742,408
CenterPoint Energy, Inc.
4.25% due 08/15/26[1]	1,359,000	1,375,308
CMS Energy Corp.
3.38% due 05/01/28[1]	1,043,000	1,112,359
Total Utilities		8,864,554
Basic Materials – 0.9%
Gold Pole Capital Company Ltd.
1.00% due 06/25/29[1]	2,700,000	2,855,979
SGL Carbon SE
5.75% due 09/21/27[1]	EUR 1,000,000	1,019,539
Lithium Americas Argentina Corp.
1.75% due 01/15/27[1]	787,000	623,697
United States Steel Corp.
5.00% due 11/01/26[1]	193,000	564,815
Total Basic Materials		5,064,030
Total Convertible Bonds
(Cost $305,056,662)		316,705,268
ASSET-BACKED SECURITIES†† – 7.7%
Collateralized Loan Obligations – 7.7%
720 East CLO Ltd.
2023-IA, 10.51% (3 Month Term SOFR + 5.85%, Rate Floor: 5.85%) due 04/15/36◊,1,3 4,000,000		4,056,000

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 7.7% (continued)
Collateralized Loan Obligations – 7.7% (continued)
Dryden 49 Senior Loan Fund
2021-49A, 8.29% (3 Month Term SOFR + 3.66%, Rate Floor: 3.66%) due 07/18/30◊,1,3	4,000,000	$ 4,002,552
Park Blue CLO Ltd.
2023-3A, 10.02% (3 Month Term SOFR + 5.40%, Rate Floor: 5.40%) due 04/20/36◊,1,3	3,400,000	3,466,297
Galaxy 31 CLO Ltd.
2023-31A, 9.91% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 04/15/36◊,1,3	3,400,000	3,446,390
Pikes Peak CLO 15 2023 Ltd.
2023-15A, 9.07% (3 Month Term SOFR + 4.45%, Rate Floor: 4.45%) due 10/20/36◊,1,3	3,000,000	3,061,650
1988 CLO 2 Ltd.
2023-2A, 11.06% (3 Month Term SOFR + 6.40%, Rate Floor: 6.40%) due 04/15/38◊,1,3	3,000,000	3,061,362
Barrow Hanley CLO I Ltd.
2023-1A, 10.78% (3 Month Term SOFR + 6.16%, Rate Floor: 6.16%) due 04/20/35◊,1,3	3,000,000	3,032,493
Fortress Credit BSL Ltd.
2023-1A, 10.80% (3 Month Term SOFR + 6.17%, Rate Floor: 6.17%) due 04/23/36◊,1,3	3,000,000	3,011,406
Invesco US CLO Ltd.
2023-2A, 9.57% (3 Month Term SOFR + 4.95%, Rate Floor: 4.95%) due 04/21/36◊,1,3	2,750,000	2,803,806
Parallel Ltd.
2023-1A, 10.79% (3 Month Term SOFR + 6.17%, Rate Floor: 6.17%) due 07/20/36◊,1,3	2,500,000	2,575,387
OZLM XXIV Ltd.
2021-24A, 8.28% (3 Month Term SOFR + 3.66%, Rate Floor: 3.66%) due 07/20/32◊,1,3	2,500,000	2,503,730
Sound Point CLO XXVII Ltd.
2021-2A, 8.24% (3 Month Term SOFR + 3.61%, Rate Floor: 3.35%) due 10/25/34◊,1,3	2,500,000	2,484,030
Katayma CLO I Ltd.
2023-1A, 9.87% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 10/20/36◊,3	2,000,000	2,047,202
Empower CLO Ltd.
2023-2A, 10.06% (3 Month Term SOFR + 5.40%, Rate Floor: 5.40%) due 07/15/36◊,1,3	1,500,000	1,541,037
Total Collateralized Loan Obligations		41,093,342
Total Asset-Backed Securities
(Cost $39,961,681)		41,093,342
SENIOR FLOATING RATE INTERESTS††,◊ – 2.1%
Consumer, Cyclical – 1.1%
Alterra Mountain Co.
7.92% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 08/17/28	2,721,579	2,721,579
Staples, Inc.
10.69% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 09/10/29	2,244,000	2,071,492
American Greetings Corp.
10.44% (1 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 10/30/29	1,113,781	1,118,886
Total Consumer, Cyclical		5,911,957
Industrial – 0.6%
TransDigm, Inc.
7.38% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 08/24/28	2,891,882	2,898,267

See notes to financial statements.
32 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 2.1% (continued)
Technology – 0.4%
Boxer Parent Company, Inc.
8.81% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/30/31	2,250,000	$ 2,242,165
Total Technology		2,242,165
Total Senior Floating Rate Interests
(Cost $11,075,085)		11,052,389
Total Investments – 158.4%
(Cost $824,603,588)		$ 846,373,290
Other Assets & Liabilities, net – (58.4)%		(311,903,123)
Total Net Assets – 100.0%		$ 534,470,167

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
						Unrealized
				Contract		Appreciation
Counterparty	Currency	Type	Quantity	Amount	Settlement Date	(Depreciation)
Bank of New York Mellon	EUR	Sell	37,826,533	41,714,899 USD	12/13/24	$571,113
Bank of New York Mellon	JPY	Sell	1,182,524,100	8,354,881 USD	12/13/24	546,100
Bank of New York Mellon	AUD	Sell	5,336,538	3,574,913 USD	12/13/24	77,980
Bank of New York Mellon	HKD	Sell	16,561,192	2,131,026 USD	12/13/24	(838)
Bank of New York Mellon	CHF	Buy	50,212	59,751 USD	12/13/24	(1,399)
Bank of New York Mellon	JPY	Buy	182,058,000	1,292,304 USD	12/13/24	(90,086)
Bank of New York Mellon	EUR	Buy	4,531,612	5,031,294 USD	12/13/24	(102,277)
						$1,000,593

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Represents shares.
***	A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.
†	Value determined based on Level 1 inputs — See Note 6.
††	Value determined based on Level 2 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at October 31, 2024. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	All or a portion of these securities have been physically segregated in connection with the borrowings and reverse repurchase agreements. As of October 31, 2024, the total value of securities segregated was $818,667,131.
2	Rate indicated is the 7-day yield as of October 31, 2024.
3	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a) (2) securities is $449,120,456 (cost $438,066,475), or 84.0% of total net assets.
4	Zero coupon rate security.

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS continued	October 31, 2024

AUD — Australian Dollar
CHF — Swiss Franc
EUR — Euro
HKD — Hong Kong Dollar
JPY — Japanese Yen
LLC — Limited Liability Company
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at October 31, 2024 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$ 55,986,010	$ —	$ —	$ 55,986,010
Convertible Preferred Stocks	52,203,249	—	—	52,203,249
Money Market Fund	41,154,996	—	—	41,154,996
Corporate Bonds	—	328,178,036	—	328,178,036
Convertible Bonds	—	316,705,268	—	316,705,268
Asset-Backed Securities	—	41,093,342	—	41,093,342
Senior Floating Rate Interests	—	11,052,389	—	11,052,389
Forward Foreign Currency
Exchange Contracts**	—	1,195,193	—	1,195,193
Total Assets	$ 149,344,255	$ 698,224,228	$ —	$ 847,568,483
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts**	$ —	$ 194,600	$ —	$ 194,600

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Portfolio of Investments for a breakdown of investments by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $182,023,088 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The Fund did not hold any Level 3 securities during the year ended October 31, 2024.

See notes to financial statements.
34 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2024

ASSETS:
Investments, at value (cost $824,603,588)	$ 846,373,290
Cash	2,518,996
Unrealized appreciation on forward foreign currency exchange contracts	1,195,193
Receivables:
Interest	7,047,100
Investments sold	6,273,695
Tax reclaims	95,817
Dividends	62,503
Other assets	108,753
Total assets	863,675,347
LIABILITIES:
Reverse repurchase agreements (Note 7)	182,023,088
Borrowings (Note 8)	132,000,000
Foreign currency, at value	1,069
Unrealized depreciation on forward foreign currency exchange contracts	194,600
Interest due on borrowings	21,356
Payable for:
Investments purchased	13,470,994
Offering costs	448,848
Investment advisory fees	360,142
Professional fees	358,604
Servicing fees	140,136
Trustees’ fees and expenses*	425
Other liabilities	185,918
Total liabilities	329,205,180
NET ASSETS	$ 534,470,167
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares authorized,
44,148,745 shares issued and outstanding	$ 44,149
Additional paid-in capital	542,401,687
Total distributable earnings (loss)	(7,975,669)
NET ASSETS	$ 534,470,167
Shares outstanding ($0.001 par value with unlimited amount authorized)	44,148,745
Net asset value	$ 12.11
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 35

STATEMENT OF OPERATIONS	October 31, 2024
For the Year Ended October 31, 2024

INVESTMENT INCOME:
Interest (net of foreign withholdings tax $10,072)	$ 35,346,366
Dividends	2,564,262
Total investment income	37,910,628
EXPENSES:
Interest expense	17,125,767
Investment advisory fees	4,019,116
Servicing fees	1,562,990
Trustees’ fees and expenses*	679,888
Professional fees	581,374
Insurance	183,104
Fund accounting fees	159,362
Administration fees	151,642
Printing fees	133,208
Custodian fees	54,783
Registration and filing fees	33,672
Transfer agent fees	24,586
Miscellaneous	17,008
Total expenses	24,726,500
Net investment income	13,184,128
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,579,376
Options written	142,797
Forward foreign currency exchange contracts	(649,175)
Foreign currency transactions	541,222
Net realized gain	20,614,220
Net change in unrealized appreciation (depreciation) on:
Investments	72,560,074
Forward foreign currency exchange contracts	126,366
Foreign currency translations	16,487
Net change in unrealized appreciation (depreciation)	72,702,927
Net realized and unrealized gain	93,317,147
Net increase in net assets resulting from operations	$ 106,501,275

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
36 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	October 31, 2024

	Year Ended	Year Ended
	October 31, 2024	October 31, 2023
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 13,184,128	$ 13,089,343
Net realized gain (loss) on investments	20,614,220	(16,412,964)
Net change in unrealized appreciation (depreciation)
on investments	72,702,927	(3,698,919)
Net increase (decrease) in net assets resulting from operations	106,501,275	(7,022,540)
DISTRIBUTIONS:
Distributions to shareholders	(14,354,087)	(13,643,054)
Return of capital	(34,302,712)	(35,009,622)
Total distributions to shareholders	(48,656,799)	(48,652,676)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares issued through rights offering	103,623,107	—
Reinvestments of distributions	172,842	—
Common shares offering cost charged to paid-in-capital	(619,100)	—
Net increase (decrease) in net assets resulting from
shareholder transactions	103,176,849	—
Net increase (decrease) in net assets	161,021,325	(55,675,216)
NET ASSETS:
Beginning of year	373,448,842	429,124,058
End of year	$ 534,470,167	$ 373,448,842

See notes to financial statements.
AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 37

STATEMENT OF CASH FLOWS	October 31, 2024
For the Year Ended October 31, 2024

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 106,501,275
Adjustments to Reconcile Net Increase in Net Assets Resulting from
Operations to Net Cash Used in Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(72,560,074)
Net change in unrealized (appreciation) depreciation on forward foreign currency
exchange contracts	(126,366)
Net realized gain on investments	(20,579,376)
Net realized gain on options written	(142,797)
Purchase of long-term investments	(987,801,532)
Proceeds from sale of long-term investments	988,764,546
Net purchases of short-term investments	(36,887,919)
Net accretion of discount and amortization of premium	(4,398,229)
Corporate actions and other payments	58,676
Premiums received on options written	197,185
Cost of closing options written	(54,412)
Increase in interest receivable	(537,909)
Decrease in dividends receivable	26,197
Decrease investments sold receivable	6,081,601
Increase in tax reclaims receivable	(35,815)
Increase in other assets	(82,167)
Increase in investments purchased payable	3,323,222
Decrease in interest due on borrowings	(9,224)
Increase in professional fees payable	156,252
Increase in servicing fees payable	7,347
Increase in investment advisory fees payable	18,892
Decrease in trustees’ fees and expense payable*	(14,994)
Increase in other liabilities	72,376
Net Cash Used in Operating and Investing Activities	$ (18,023,245)
Cash Flows From Financing Activities:
Distributions to common shareholders	(48,483,957)
Proceeds from issuance of common shares	103,623,107
Offering costs in connection with the issuance of common shares	(170,252)
Payments made on borrowings	(41,000,000)
Proceeds from reverse repurchase agreements	25,000,000
Payments made on reverse repurchase agreements	(18,999,167)
Net Cash Provided by Financing Activities	19,969,731
Net increase in cash	1,946,486
Cash at Beginning of Year (including foreign currency)	571,441
Cash at End of Year (including foreign currency)	$ 2,517,927
Supplemental Disclosure of Cash Financing Information: Cash paid during
the year for interest (including interest on reverse repurchase agreements)	$ 17,134,158
Supplemental Disclosure of Non-Cash Financing Activity: Dividend reinvestment	$ 172,842

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
38 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	October 31, 2024

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2024	2023	2022	2021	2020
Per Share Data:
Net asset value, beginning of period	$ 10.80	$ 12.40	$ 20.14	$ 16.06	$ 16.34
Income from investment operations:
Net investment income(a)	0.38	0.38	0.25	0.26	0.33
Net gain (loss) on investments (realized and unrealized)	2.34	(0.57)	(5.20)	5.23	0.80
Total from investment operations	2.72	(0.19)	(4.95)	5.49	1.13
Less distributions from:
Net investment income	(0.42)	(0.40)	(0.51)	(1.41)	(0.34)
Capital gains	—	—	(1.39)	—	—
Return of capital	(0.99)	(1.01)	(0.89)	—	(1.07)
Total distributions to shareholders	(1.41)	(1.41)	(2.79)	(1.41)	(1.41)
Net asset value, end of period	$ 12.11	$ 10.80	$ 12.40	$ 20.14	$ 16.06
Market value, end of period	$ 11.13	$ 9.48	$ 11.71	$ 19.23	$ 13.62
Total Return(b)
Net asset value	25.66%	(2.42%)	(27.04%)	34.59%	7.66%
Market value	32.33%	(8.50%)	(27.59%)	52.60%	2.05%

See notes to financial statements.

l AVK l 39 REPORT ANNUAL FUND INCOME AND CONVERTIBLE ADVENT

FINANCIAL HIGHLIGHTS continued	October 31, 2024

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2024	2023	2022	2021	2020
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 534,470	$ 373,449	$ 429,124	$ 695,323	$ 554,322
Ratio to average net assets of:
Net investment income, including interest expense	3.09%	3.06%	1.66%	1.31%	2.14%
Total expenses, including interest expense(c)	5.80%	5.73%	3.54%	2.77%	3.98%
Portfolio turnover rate	163%	116%	186%	126%	242%
Senior Indebtedness
Total Borrowings outstanding (in thousands)(d)	$ 132,000	$ 173,000	$ 173,000	$ 168,000	$ 168,000
Asset Coverage per $1,000 of indebtedness(e)	$ 5,049	$ 3,159	$ 3,480	$ 5,139	$ 4,300

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at the net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.
(c)	Excluding interest expense, the operating expense ratios for the years ended October 31 would be:

2024	2023	2022	2021	2020
1.78%	1.80%	1.56%	1.40%	1.55%*
*Excludes borrowings breakage fees.

(d)	Prior to July 18, 2022, as a result of the Fund having earmarked or segregated cash to collateralize the reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund did not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act. Since July 18, 2022, in accordance with Rule 18f-4 under the 1940 Act, the Fund has elected to treat all reverse repurchase agreements and similar financing transactions as derivatives transactions for all purposes under Rule 18f-4, and therefore does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.

See notes to financial statements.
40 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	October 31, 2024

Note 1 – Organization

Advent Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated Advent Capital Management, LLC (“Advent” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee (the “Valuation Committee”), in the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

Securities listed on an exchange or on an over-the-counter market will be valued at the last reported sale price on the primary exchange or market on which they are traded; provided, however, that securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market system will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Equity securities that are traded on an exchange or on the over-the-counter (“OTC”) market and for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Commercial paper and discount notes are valued based on prices provided by independent pricing services or, if not available or if the Investment Adviser considers that price to not represent fair value, by dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing services or dealers may utilize proprietary valuation models which may, for example, consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Commercial paper and discount notes with remaining maturities of 60 days or less at the time of valuation are valued at amortized cost, unless the Investment Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service. Commercial paper and discount notes which have a term-to-maturity greater than 60 days from the date of purchase are valued at their current market quotations until maturity or disposition. Convertible securities are valued in the same manner as debt securities.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

42 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

Asset-back securities (“ABS”) and other structured finance securities are generally valued using a pricing service provider.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the closing price, or if not traded that day at the mean of the bid and ask prices on the principal exchange on which they are traded.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Convertible Securities

The Fund invests in convertible securities, preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Most commonly, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(d) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require repayments from excess cash flows or permit

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at October 31, 2024.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the antifraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the year end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and

44 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Fund’s Statement of Operations in forward foreign currency exchange contracts.

(g) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of October 31, 2024, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(h) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(i) Covered Call Options and Put Options

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at any time during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Fund’s Statement of Assets and Liabilities.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

For the year ended October 31, 2024, there were no call/put options purchased.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

46 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Income	$954,792	$ —

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$6,793,598	$51,526,571

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of October 31, 2024:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation	Unrealized depreciation
	on forward foreign currency	on forward foreign currency
	exchange contracts	exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at October 31, 2024:

Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk
$1,195,193
Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk
$194,600

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 47

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended October 31, 2024:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity options contracts	Net realized gain (loss) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation)
on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the year ended October 31, 2024:

Realized Gain(Loss) on Derivative Investments Recognized on the Fund’s Statement of Operations
	Forward Foreign
Options Written	Currency
Equity Risk	Exchange Risk	Total
$142,797	$(649,175)	$(506,378)

Change in Unrealized Appreciation(Depreciation) on Derivative
Investments Recognized on the Fund’s Statement of Operations
	Forward Foreign
Options Written	Currency
Equity Risk	Exchange Risk	Total
$—	$126,366	$126,366

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Fund monitors the counterparty credit risk associated with each such financial institution.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically

48 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Assets	in the Statement of
		Gross	Offset in the	Presented on	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
		Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Instrument	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Bank of New York	Forward foreign	$1,195,193	$—	$1,195,193	$(194,600)	$—	$1,000,593
Mellon	currency
exchange
contracts

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

			Gross	Net Amounts	Gross Amounts Not Offset
			Amounts	of Liabilities	in the Statement of
		Gross	Offset in the	Presented on	Assets and Liabilities
		Amounts of	Statement	the Statement		Cash
		Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Counterparty	Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Bank of New York	Forward foreign	$194,600	$—	194,600	$(194,600)	$—	$—
Mellon	currency
exchange
contracts
Société	Reverse	182,023,088	—	182,023,088	(182,023,088)	—	—
Générale	repurchase
agreements

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $96,982,220.

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and Advent, the Adviser is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Adviser receives an annual fee paid on a monthly basis and calculated daily from the Fund based on the average value of the Fund’s managed assets. In addition, subject to the approval of the Fund’s Board, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Investment Advisory Agreement) of all personnel employed by the Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Adviser. For the year ended October 31, 2024, the Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s managed assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s managed assets.

(b) If the average value of the Fund’s managed assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s managed assets.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee paid on a monthly basis and calculated daily of 0.21% of the average value of the Fund’s managed assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

50 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

Certain officers of the Fund may also be officers, directors and/or employees of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY maintains the books and records of the Fund’s securities and cash. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended October 31, 2024, the average daily balance for which reverse repurchase agreements were outstanding amounted to $171,237,705 (exclusive of interest payable), with a related weighted average interest rate of 4.83%. As of October 31, 2024, there were $182,023,088 (inclusive of interest payable) in reverse repurchase agreements outstanding. As of October 31, 2024, the total value of securities segregated as collateral in connection with reverse repurchase agreements was $279,005,308.

Counterparty	Interest Rate(s)	Maturity Date	Face Value
Société Générale	5.85% (SOFR Index + 0.95%)*	12/15/24	$ 126,020,160
Société Générale	1.88%	12/15/25	56,002,928
			$ 182,023,088

*Variable rate security. Rate indicated is the rate effective at October 31, 2024.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of October 31, 2024, aggregated by asset class of the related collateral pledged by the Fund:

		Greater than
Asset Type	31-90 days	90 days	Total
Corporate Bonds	$98,529,468	$43,786,158	$142,315,626
Convertible Bonds	21,791,942	9,684,264	31,476,206
Asset-Backed Securities	5,459,053	2,425,985	7,885,038
Convertible Preferred Stocks	239,697	106,521	346,218
Total Reverse Repurchase Agreements	$126,020,160	$56,002,928	$182,023,088
Gross amount of recognized liabilities for
reverse repurchase agreements	$126,020,160	$56,002,928	$182,023,088

Note 8 – Borrowings

The Fund entered into a senior secured credit agreement dated December 15, 2017, as amended from time to time, with Société Générale.

52 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

Under the terms of the amended credit agreement, the Fund’s credit facility was as follows through December 14, 2022:

1.54% fixed rate 3-year maturity	$ 6,000,000
1.88% fixed rate 5-year maturity	19,000,000
3.89% fixed rate 5-year maturity	114,000,000
SOFR + 1.25% floating rate	50,000,000

An undrawn commitment fee of 0.30% per annum was charged on the difference between the $50,000,000 floating rate loan commitment and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Fund’s Statement of Operations.

On December 15, 2022, the terms of the credit agreement were amended. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:

1.54% fixed rate 3-year maturity	$ 6,000,000
1.88% fixed rate 5-year maturity	19,000,000
SOFR + 1.25% floating rate	164,000,000

On December 15, 2023, the Fund repaid the $6,000,000 fixed rate 3-year maturity credit facility.

On May 10, 2024, the terms of the credit agreement were amended. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:

1.88% fixed rate 5-year maturity	$ 19,000,000
SOFR + 0.95% floating rate	139,000,000

An undrawn commitment fee of 0.30% per annum is charged on the difference between the $139,000,000 floating rate loan commitment and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Fund’s Statement of Operations.

In the event that the Fund terminates a credit agreement prior to the contractually agreed upon date, the Fund is charged a breakage fee by the counterparty to compensate for the early termination. Such fees, if incurred, are recorded as Borrowings breakage fees on the Fund’s Statement of Operations.

As of October 31, 2024, there was $132,000,000 outstanding in connection with the Fund’s credit agreement. The average daily amount of borrowings under the credit agreement during the year ended October 31, 2024, was $146,969,945, with a related weighted average interest rate of 5.77%. The maximum amount outstanding during the year was $173,000,000. As of October 31, 2024, the total value of securities segregated as collateral in connection with borrowings under the credit agreement was $539,661,823.

The credit agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Senior Securities

The following table sets forth information about the Fund’s outstanding senior securities as of the end of each fiscal year set forth below.

Senior Securities Representing Indebtedness
		Asset Coverage
	Principal Amount	Per $1,000 of
Fiscal Year Ended	Outstanding(1)	Principal Amount(2)
October 31, 2024	$132,000,000	$5,049
October 31, 2023	$173,000,000	$3,159
October 31, 2022	$173,000,000	$3,480
October 31, 2021	$168,000,000	$5,139
October 31, 2020	$168,000,000	$4,300

(1)	Prior to July 18, 2022, as a result of the Fund having earmarked or segregated cash to collateralize the reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund did not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act. Since July 18, 2022, in accordance with Rule 18f-4 under the 1940 Act, the Fund has elected to treat all reverse repurchase agreements and similar financing transactions as derivatives transactions for all purposes under Rule 18f-4, and therefore does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(2)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.

Note 10 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital

54 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

The tax character of distributions paid during the year ended October 31, 2024 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$ 14,354,087	$ —	$ 34,302,712	$ 48,656,799

The tax character of distributions paid during the year ended October 31, 2023 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$ 13,643,054	$ —	$ 35,009,622	$ 48,652,676

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of October 31, 2024 were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated	Other
Ordinary	Long-Term	Appreciation	Capital and	Temporary
Income	Capital Gain	(Depreciation)	Other Losses	Differences	Total
$ —	$ —	$ 17,599,140	$ (25,463,133)	$ (111,676)	$ (7,975,669)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of October 31, 2024, capital loss carryforwards for the Fund were as follows:

Unlimited		Total
Capital Loss
Short-Term	Long-Term	Carryforward
$ (4,721,664)	$ (20,741,469)	$ (25,463,133)

For the year ended October 31, 2024, the following capital loss carryforward amounts were utilized:

Utilized
$17,598,471

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to foreign currency gains and losses, losses deferred due to wash sales, the mark-to-market of certain derivatives, and losses deferred due to straddles. Additional differences may result from the tax treatment of contingent payment debt instruments and income adjustments on certain convertible securities. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of October 31, 2024 for permanent book/tax differences:

Total
Paid In	Distributable
Capital	Earnings/(Loss)
$ (13,973)	$ 13,973

At October 31, 2024, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$ 828,787,068	$ 32,911,800	$ (15,325,578)	$ 17,586,222

Note 11 – Securities Transactions

For the year ended October 31, 2024, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were as follows:

Purchases	Sales
$ 987,801,532	$ 988,764,546

Note 12 – Capital

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 44,148,745 shares issued and outstanding.

Transactions in common shares were as follows:
	Year Ended	Year Ended
	October 31, 2024	October 31, 2023
Beginning shares	34,593,769	34,593,769
Shares issued through rights offering	9,540,946	—
Shares issued through dividend investment	14,030	—
Ending shares	44,148,745	34,593,769

On September 10, 2024, the Board approved the terms of a transferable rights offering (the “Offer”) which commenced on September 20, 2024 and expired on October 17, 2024 (the “Expiration Date”). The Offer entitled Rights holders to subscribe for common shares of beneficial interest (“Common Shares”) of the Fund. Pursuant to the Offer, the Fund issued one transferable right (a “Right”) for each Common Share held by shareholders of record as of September 20, 2024. Holders of Rights were entitled to purchase one new Common Share for every three rights held (1 for 3). The subscription price for the Common Shares issued in the Offer was approximately $11.28 per Common Share, which was equal to 90% of the net asset value per Common Share as of the Expiration Date. The

56 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2024

Offer resulted in the issuance of 9,540,946 Common Shares. The net proceeds received by the Fund from the Offering were approximately $104 million.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events, other than the ones described below, that would require adjustment to or disclosure in the Fund’s financial statements.

On December 16, 2024, the terms of the Fund’s credit agreement with Société Générale were amended. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:

1.88% fixed rate 5-year maturity	$ 19,000,000
SOFR + 0.95% floating rate	171,000,000

Additionally, on December 16, 2024, the terms of the Fund’s repurchase agreement with Société Générale were amended. Under the terms of the amended repurchase agreement, the Fund may enter into reverse repurchase agreements as follows:

Fixed rate repurchase transactions	$ 56,000,000
Floating rate repurchase transactions	136,000,000

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2024

To the Board of Trustees and Shareholders of Advent Convertible and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Advent Convertible and Income Fund (the “Fund”) as of October 31, 2024, the related statements of operations and cash flows for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024 , the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 20, 2024

We have served as the auditor of one or more investment companies in the Advent complex since 2003.

58 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited)	October 31, 2024

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, and (ii) the principal risks of the Fund.

SUMMARY OF FUND EXPENSES

The following table contains information about the costs and expenses that common shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of October 31, 2024 (except as noted below). The purpose of the table and the example below is to help you understand the fees and expenses that you, as a common shareholder, would bear directly or indirectly.

Shareholder Transaction Expenses
Sales load paid by common shareholders (as a percentage of offering price)	–%(1)
Offering expenses borne by the Fund (as a percentage of offering price)	–%(1)
Dividend Reinvestment Plan fees	None(2)

As a Percentage of
Net Assets Attributable
Annual Expenses	to Common Shares
Management fees(3)	0.94%
Interest Expense(4)	4.02%
Other Expenses(5)	0.84%
Total annual expenses	5.80%

(1)	If common shares are sold to or through underwriters, a prospectus or prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(2)	Common shareholders will incur brokerage charges if they direct Computershare Trust Company, N.A., as Plan Agent for the common shareholders, to sell their common shares held in a dividend reinvestment account.
(3)	The Fund pays the Adviser an annual management fee, payable monthly in arrears, in an amount equal to 0.54% of the Fund’s average daily Managed Assets. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee. The contractual management fee rate of 0.54% of the Fund’s Managed Assets represents an effective management fee rate of 0.94% of net assets attributable to common shares, assuming leverage of 37.0% of the Fund’s Managed Assets (the Fund’s outstanding leverage as of October 31, 2024).
(4)	Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements. Interest payments on borrowed funds is based upon the Fund’s outstanding borrowings under the Credit Agreement as of October 31, 2024, in an amount equal to 15.6% of the Fund’s Managed Assets, at an annual interest rate cost to the Fund of 5.77% (the weighted average interest rate paid by the Fund during the year ended October 31, 2024). Interest expenses on reverse repurchase agreements is based on the Fund’s outstanding reverse repurchase agreements as of October 31, 2024, representing 21.4% of the Fund’s Managed Assets at an annual interest rate cost to the Fund of 4.83% (the weighted average interest rate cost incurred by the Fund during the year ended October 31, 2024). The actual amount of interest expense incurred by the Fund will vary over time in accordance with the amount of borrowings and reverse repurchase agreements and variations in market interest rates.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 59

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited) continued	October 31, 2024

(5)	“Other Expenses” are based on estimated amounts for the fiscal year ended October 31, 2024.

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 5.80% of net assets attributable to common shares, and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value per common share. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 Years
$58	$172	$284	$557

The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example.

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s currently outstanding common shares are, and the common shares offered pursuant to this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the NYSE. The common shares commenced trading on the NYSE on April 29, 2003.

The Fund’s common shares have traded both at a premium and at a discount to the Fund’s net asset value per share. There can be no assurance that the common shares will trade at a premium or discount to net asset value after the offering. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund’s net asset value will be reduced immediately following an offering of the common shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of common shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of common shares in the secondary market. An increase in the number of common shares available for sale may result in downward pressure on the market price for common shares. See “Market Discount Risk” in Principal Risks section below.

			Corresponding		Corresponding
			Net Asset Value		Premium/(Discount)
			Per Common		as a Percentage of
	Market Price		Share		Net Asset Value
Fiscal Quarter Ended	High	Low	High	Low	High	Low
October 31, 2024	$12.77	$11.13	$12.14	$12.11	5.19%	-8.09%
July 31, 2024	$12.85	$11.58	$12.28	$12.06	4.64%	-3.98%
April 30, 2024	$12.10	$11.23	$12.59	$11.95	-3.89%	-6.03%
January 31, 2024	$11.71	$9.64	$12.39	$10.86	-5.49%	-11.23%
October 31, 2023	$11.96	$9.27	$12.79	$10.81	-6.49%	-14.25%
July 31, 2023	$11.96	$11.01	$12.89	$11.99	-7.21%	-8.17%
April 30, 2023	$13.13	$11.06	$13.60	$11.90	-3.46%	-7.06%
January 31, 2023	$12.57	$10.81	$13.23	$12.22	-4.99%	-11.54%

As of October 31, 2024, 44,148,745 common shares were outstanding. The last reported sales price, net asset value per share and percentage discount to net asset value per share on October 31, 2024 was $11.13, $12.11 and -8.09%, respectively. The Fund cannot predict whether its common shares

60 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited) continued	October 31, 2024

will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value.

UNRESOLVED STAFF COMMENTS

The Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2024, from the staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940 or its registration statement.

Investment Objective and Policies

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in securities of foreign issuers.

The Fund may use a strategy of writing (selling) covered call options on the securities held in the portfolio, thus generating option writing premiums. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to common shareholders. The Fund may write (sell) covered call options on up to 25% of the securities held in its portfolio.

The Fund may invest no more than 20% of its Managed Assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a) (2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

The Fund may invest without limitation in foreign securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments. The Fund may purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

Equity securities, such as common stock, generally represent an ownership interest in a company. The Fund may invest up to 20% of its Managed Assets in non-convertible equity securities.

The Fund may invest a significant portion of its assets in securities rated below investment grade, such as those rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB or lower by Standard & Poor’s (“S&P”) or securities comparably rated by other rating agencies or in unrated

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securities determined by Advent to be of comparable quality. Lower grade securities are commonly referred to as “junk bonds.” Both the convertible securities and the income-producing securities in which the Fund will invest may be lower grade securities.

The Fund may invest in preferred stock. The preferred stock in which the Fund typically will invest will be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

The Fund may invest up to 15% of its Managed Assets in privately offered convertible securities, privately offered non-convertible income securities and any attached or related privately offered warrants or equity-linked securities (collectively, “private securities”), which may include securities of private companies and privately issued securities of public companies. Advent does not expect to invest more than 2.5% of the Fund’s Managed Assets in any single private security at the time of investment. The Fund invests primarily in private securities to seek to enhance the Fund’s current income. Therefore, the Fund will invest in a private security only if the expected yield on such security at the time of investment exceeds the yield of specified public convertible and high yield bond benchmarks (currently the ICE BofAML All U.S. Convertibles Index and ICE BofAML US High Yield Total Return Index). The Fund is not required to dispose of private securities in the event that relative yields change after the time of investment. Any private securities investments will increase the percentage of the Fund’s assets invested in illiquid securities. In order to provide for further diversification, Advent intends to limit the number of private securities transactions the Fund makes in any given year and deploy the Fund’s overall allocation to private securities over the course of several years.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in mutual funds, closed-end funds and exchange-traded funds. The Fund may invest in other investment companies managed by the Adviser or its affiliates. Under the 1940 Act, the Fund generally may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. However, pursuant to certain exemptions set forth in the 1940 Act, the Fund may invest in excess of this limitation provided that certain conditions are met. In addition, Rule 12d1-4 permits closed-end funds to invest in other investment companies in excess of the 1940 Act limits, including those described above, subject

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to certain conditions. Investments in other investment companies involve operating expenses and fees at the other investment company level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by common shareholders. To the extent the Fund invests in other investment companies managed by the Adviser or its affiliates, the Adviser will waive fees or reimburse expenses of the Fund in an amount equal to the fees and expenses borne by the Fund as an investor in such other investment company. For purposes of the Fund’s policy of investing at least 80% of its Managed Assets in convertible securities and other income producing securities, the Fund will include the value of its investments in other investment companies that invest primarily in convertible securities and/or other income producing securities.

Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash, including money market funds.

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates.

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 35% of the value of the Fund’s total assets.

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Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

Principal Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount invested.

Investment and Market Risk. An investment in the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the common shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions (such as the current contentious political climate in the United States), environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods of time. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, and at what price to do so, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above an investor’s initial purchase price for common shares.

Convertible Securities Risk. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities involve risks similar to those of

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both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by the Fund is subject to such redemption option and is called for redemption, the Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at a discount.

Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.

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Structured and Synthetic Convertible Securities Risk. The value of structured and synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured and synthetic convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Interest Rate Risk. Convertible securities and non-convertible income-producing securities (including preferred stock and debt securities) (collectively “income securities”) are subject to certain interest rate risks, including:

•	If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline.
•	During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.
•	During periods of declining interest rates, the issuer of an income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding income securities. This is known as call or prepayment risk. Lower grade income securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade income security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

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Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and noninvestment grade income securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Debt Securities Risk. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

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Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on noncumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Foreign Securities Risk. Investing in foreign issuers or securities denominated in non-U.S. currencies may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), confiscatory taxation, political or social instability, illiquidity, price volatility, market manipulation, expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. Transaction costs of investing outside the U.S. are generally higher than in the U.S. Higher costs result because of the cost of converting a foreign currency to dollars, the payment of fixed brokerage commissions on some foreign exchanges and the imposition of transfer taxes or transaction charges by foreign exchanges. Non-U.S. markets also have different clearance and settlement procedures which in

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some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund’s performance. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund invests in securities of issuers in emerging markets.

The United Kingdom ceased to be a member of the European Union (the “EU”) on January 31, 2020 (“Brexit”). A Trade and Cooperation Agreement between the EU and the United Kingdom (the “TCA”) took effect on May 1, 2021, and now governs the relationship between the EU and the United Kingdom. While the TCA regulates a number of important areas, significant parts of the United Kingdom economy are not addressed in detail by the TCA, including in particular the services sector, which represents the largest component of the United Kingdom’s economy. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the United Kingdom and the EU and the effect and implications of the TCA. Brexit may have a negative impact on the economy and currency of the United Kingdom and EU as a result of anticipated, perceived or actual changes to the United Kingdom’s economic and political relations with the EU. Brexit may also have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. Any further exits of member states from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of the Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Fund’s performance.

Emerging Markets Risk. Investments in securities the issuers of which are located in countries considered to be emerging markets are subject to heightened risks relative to foreign investing generally and are considered speculative. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend

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to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Investments in issuers located in emerging markets pose a greater degree of systemic risk. The inter-relatedness of institutions within a country and among emerging market economies has increased in recent years. Institutional failures or economic difficulties may spread throughout a country, region or emerging market countries throughout the world, which may limit the ability of the Fund to manage risk through geographic diversification. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.

Foreign Currency Risk. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Foreign currency rates may fluctuate significantly over short periods of time for various reasons, including changes in interest rates, inflation, balance of payments, governmental surpluses or deficits, intervention or non-intervention by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls and political developments in the U.S. and abroad. The Fund may, but is not required, to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. There can be no assurance that such strategies will be available or will be used by the Fund or, if used, will be successful. Certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. The Fund may attempt within the parameters of currency and exchange controls that may be in effect, to obtain rights to exchange its invested capital, dividends, interest, fees, other distributions and capital gains into convertible currencies. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange rates have been highly volatile in recent years. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk since currency trading is done on a principal to principal basis.

CLO Risk. CLOs often involve risks that are different from or more acute than risks associated with other types of income securities, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt tranches and CLO subordinated

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notes will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

There may be less information available to the Fund regarding the underlying investments held by CLOs than if the Fund had invested directly in securities of the underlying issuers. Fund shareholders will not know the details of the underlying investments of the CLOs in which the Fund invests. Due to their often complicated structures, various CLOs may be difficult to value and may constitute illiquid investments. In addition, there can be no assurance that a liquid market will exist in any CLO when the Fund seeks to sell its interest therein. Moreover, the value of CLOs may decrease if the ratings agencies reviewing such securities revise their ratings criteria and, as a result, lower their original rating of a CLO in which the Fund has invested. Further, the complex structure of the security may produce unexpected investment results. Also, it is possible that the Fund’s investment in a CLO will be subject to certain contractual limitations on transfer.

The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLOs, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Therefore, changes in the market value of the Fund’s CLO investments could be greater than the change in the market value of the underlying instruments.

As a result, as an investor in a CLO, the Fund is subject to the risk of default by borrowers on the loans held by the CLO. Increases in interest rates may adversely impact the ability of borrowers to meet interest payment obligations on loans held by a CLO and increase the likelihood of default. A downturn in any particular industry or borrower in which a CLO is heavily invested may subject that vehicle, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns realized by the Fund. Although a CLO’s holdings are typically diversified by industry and borrower, an increase in interest rates coupled with a general economic downturn may result in an increase in defaults on loans across various sectors of the economy.

Investments in primary issuances of CLO securities may involve certain additional risks. Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO subordinated notes and could result in early redemptions which may cause CLO debt and subordinated note investors to receive less than face value of their investment.

The failure by a CLO to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to

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securityholders, including the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments that holders of junior debt and subordinated securities would otherwise be entitled to receive.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. Such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. In addition, the volume of new CLO issuances varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

CLO Management Risk. The activities of any CLO in which the Fund may invest will generally be directed by a collateral manager. In the Fund’s capacity as holder of CLO securities, the Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of that CLO. Consequently, the success of any CLOs in which the Fund invests will depend, in large part, on the financial and managerial expertise of the collateral manager’s investment professionals. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals may not devote all of their professional time to the affairs of the CLOs in which the Fund invests. There can be no assurance that for any CLO, in the event that underlying instruments are prepaid, the collateral manager will be able to reinvest such proceeds in new instruments with equivalent investment returns. If the collateral manager cannot reinvest in new instruments with equivalent investment returns, the interest proceeds available to pay interest on the CLO securities may be adversely affected.

The transaction documents relating to the issuance of CLO securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO securities. Furthermore, CLO securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

The manager of a CLO has broad authority to direct and supervise the investment and reinvestment of the investments held by the CLO, which may include the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the collateral management agreement. During periods of economic uncertainty and recession, the

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incidence of amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings will change the terms of the investments and in some cases may result in the CLO holding assets not meeting the CLO’s criteria for investments. This could adversely impact the coverage tests under an indenture governing the notes issued by the CLO. Any amendment, waiver, modification or other restructuring that reduces the CLO’s compliance with certain financial tests will make it more likely that the CLO will need to utilize cash to pay down the unpaid principal amount of secured notes to cure any breach in such test instead of making payments on subordinated notes. Any such use of cash would reduce distributions available and delay the timing of payments to the Fund.

The Fund cannot be certain that any particular restructuring strategy pursued by the CLO manager will maximize the value of or recovery on any investment. Any restructuring can fundamentally alter the nature of the related investment, and restructurings are not subject to the same underwriting standards that are employed in connection with the origination or acquisition of investments. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to the Fund. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to the Fund.

The CLOs in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

The terms of CLOs set forth in their applicable transaction documents, including with respect to collateralization and/or interest coverage tests and asset eligibility criteria, may vary from CLO to CLO. Similarly the terms of the loans that constitute the underlying assets held by CLOs may vary. The CLO market and loan market may evolve in ways that result in typical terms being less protective for the holders of CLO securities. As a result, the Fund will be reliant upon the Investment Adviser’s ability to obtain and evaluate the terms of the CLOs in which the Fund invests, the terms of and creditworthiness of the borrowers with respect to the underlying assets held by those CLOs and information about the collateral managers of the CLOs.

Derivatives Transactions Risk. The Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivative transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting the gains from favorable market movements. Losses on derivatives transactions may reduce the Fund’s net asset value and its ability to pay dividends if such losses are not offset by gains on portfolio positions being hedged. Derivatives transactions involve risks. There may be imperfect correlation between the value of such instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, the Fund’s ability to successfully use derivatives transactions

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depends on the manager’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

Risk Associated with Covered Call Option Writing. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The value of options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable gains.

With respect to exchange-traded options, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an options exchange. An absence of a liquid secondary market on an exchange may arise because: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were

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discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The Fund may also write (sell) over-the-counter options (“OTC options”). Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are entered into directly with the buyer of the option and not through an exchange or clearing organization that is interposed between the Fund and the counterparty. In an OTC option transaction exercise price, premium and other terms are negotiated between buyer and seller. OTC options generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Leverage Risk. The use of leverage may result in higher income to common shareholders over time; however, there can be no assurance that this expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage

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is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of leverage by the Fund will cause the net asset value, and possibly the market price, of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and market price and dividend rate of the common shares of the Fund is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value of the common shares than if the Fund were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders.

Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, particularly during periods of adverse or volatile market conditions, the Fund may be required to sell assets in order to meet payment obligations on any leverage or to redeem leverage in order to comply with asset coverage or portfolio composition requirements.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

In accordance with Rule 18f-4 under the 1940 Act, the Fund has elected to treat all reverse repurchase agreements and similar financing transactions as derivatives transactions for all purposes under Rule 18f-4, and therefore does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

The Fund may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial to the Fund if the Fund believes that the long-term benefits to common shareholders of such leverage would outweigh the costs and portfolio disruptions associated

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with redeeming and reissuing such leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.

During the time in which the Fund is utilizing leverage, the amount of the fees paid for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest between the manager and the common shareholders, as common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. The Fund has adopted a derivatives risk management program which includes value-at-risk modeling, stress tests, backtests, and additional disclosures to the SEC in compliance with Rule 18f-4 under the 1940 Act. The requirements of the rule and the Fund’s derivatives risk management program may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the cost of such transactions, which could adversely affect the performance of the Fund.

Effects of Leverage. Assuming that the Fund utilizes leverage representing approximately 37.0% of the Fund’s Managed Assets (the Fund’s outstanding leverage as of October 31, 2024) and that the Fund will bear expenses relating to that leverage at an average annual rate of 5.23%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 1.93% in order to cover the expenses specifically related to the Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects the use of leverage representing 37.0% of the Fund’s total managed assets and the Fund’s currently projected annual leverage expense of 5.23%.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(18.95)%	(11.01)%	(3.07)%	4.87%	12.81%

Common Share Total Return is composed of two elements: the common share distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Fund receives on its investments is entirely offset by losses in the value of those securities.

Illiquid Investments Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Significant changes in the capital markets,

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including recent disruption and volatility, have had, and may in the future have, a negative effect on the valuations of certain illiquid investments. Illiquid securities are also more difficult to value and the manager’s judgment may play a greater role in the valuation process. Although certain illiquid investments are not publicly traded, applicable accounting standards and valuation principles require the Fund to assume as part of its valuation process that such investments are sold in a principal market to market participants (even if the Fund plans on holding such investments to maturity). In addition, investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

REIT Risk. To the extent that the Fund invests in REITs it will be subject to the risks associated with owning real estate and with the real estate industry generally. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Inflation Risk/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. During any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to common shareholders.

Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

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Securities Lending Risk. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Distribution Risk. The Fund’s net investment income can vary significantly over time; however, the Fund seeks to maintain a more stable monthly distribution per share. The distributions paid by the Fund for any particular month may be more or less than the amount of net investment income for that monthly period. The Fund may distribute more than the entire amount of the net investment income earned in a particular period, in which case all or a portion of a distribution may be a return of capital. The Fund’s distributions have historically included, and may in the future include, a significant portion of return of capital. For the fiscal year ended October 31, 2024, the Fund’s distributions were comprised of approximately 30% ordinary income and 70% return of capital. The final determination of the tax character of the distributions paid by the Fund in 2024 will be reported to shareholders in January 2025. Accordingly, shareholders should not assume that the source of a distribution from the Fund is net income or profit, and the Fund’s distributions should not be used as a measure of performance or confused with yield or income.

Return of capital is the return of a portion of the shareholder’s original investment up to the amount of the Common Shareholder’s tax basis in their Common Shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the Common Shareholder’s potential gain or reduce the Common Shareholder’s potential loss on any subsequent sale or other disposition of Common Shares. In any given year, there can be no guarantee the Fund’s investment returns will exceed the amount of distributions which may increase taxes payable by a Common Shareholder or reduce a Common Shareholder’s loss deduction in connection with such sale or other disposition. To the extent the amount of distributions paid to shareholders in cash exceeds the total net investment returns of the Fund, the assets of the Fund will decline, which may have the effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in mutual funds, closed-end funds and exchange-traded funds. The Fund may invest in other investment companies managed by the Adviser or its affiliates. Investments in other investment companies present certain special considerations and risks not present in making direct investments in securities in which the Fund may invest. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in other investment companies are borne indirectly by common shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent the Fund

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invests in other investment companies managed by the Adviser or its affiliates, the Adviser will waive fees or reimburse expenses of the Fund in an amount equal to the fees and expenses borne by the Fund as an investor in such other investment company. Investments in other investment companies may expose the Fund to an additional layer of financial leverage. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Investments in other investment companies also expose the Fund to additional management risk; the success of the Fund’s investments in other investment companies will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Trust to incur losses or to miss profit opportunities.

To the extent the Trust invests in ETFs or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk. For ETFs tracking an index of securities, the cumulative percentage increase or decrease in the net asset value of the shares of an ETF may over time diverge significantly from the cumulative percentage increase or decrease in the relevant index due to the compounding effect experienced by an ETF which results from a number of factors, including, leverage (if applicable), daily rebalancing, fees, expenses and interest income, which in turn results in greater non-correlation between the return of an ETF and its corresponding index. Moreover, because an ETF’s portfolio turnover rate may be very high due to daily rebalancing, holding both long and short futures contracts, leverage (if applicable) and/or market volatility, such ETF will incur additional brokerage costs, operating costs and may generate increased taxable capital gains, which, in turn, would adversely affect the value of the shares of such ETF. In addition, fixed-income ETFs that track an index often require some type of sampling or optimization because they are typically market benchmarks but not tradable portfolios. Such ETFs often include many more securities than equity ETFs, and the securities included are often less liquid, resulting in fewer opportunities and greater costs to replicate the relevant index. Many instruments in fixed-income indices are illiquid or hard to obtain, as many investors may buy them at issuance and hold them to maturity.

Not a Complete Investment Program. An investment in the common shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking total return through a combination of current income and capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each common shareholder should take into account the Fund’s investment objective as well as the common shareholder’s other investments when considering an investment in the Fund.

Management Risk. Management’s judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made will prove beneficial to the Fund.

Legislation and Regulation Risk. Legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

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ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited) continued	October 31, 2024

Changes enacted by the current presidential administration could significantly impact the regulation of financial markets in the United States. Areas subject to potential change, amendment or repeal include trade and foreign policy, corporate tax rates, energy and infrastructure policies, the environment and sustainability, criminal and social justice initiatives, immigration, healthcare and the oversight of certain federal financial regulatory agencies and the Fed. Certain of these changes can, and have, been effectuated through executive order. It is not possible to predict which, if any, actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Although the Fund cannot predict the impact, if any, of these changes on the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. Until the Fund knows what policy changes are made and how those changes impact the Fund’s business and the business of the Fund’s competitors over the long term, the Fund will not know if, overall, the Fund will benefit from them or be negatively affected by them. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses.

Recent Market, Economic and Social Developments Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation.

Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 81

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited) continued	October 31, 2024

The occurrence of events similar to those in recent years, such as localized wars, instability, pandemics, epidemics or outbreaks of infectious diseases in certain parts of the world, natural/ environmental disasters, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, and government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

In particular, the consequences of the Russian military invasion of Ukraine, including comprehensive international sanctions, the impact on inflation and increased disruption to supply chains and energy resources may impact the Fund’s portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset value. The Fund has no way to predict the duration or outcome of the situation, as the conflict and government reactions are rapidly developing and beyond the Fund’s control. Prolonged unrest, military activities, or broad-based sanctions could have a material adverse effect on the Fund’s portfolio companies. Such consequences also may increase the Fund’s funding cost or limit the Fund’s access to the capital markets.

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Fund’s business, financial condition and results of operations.

SOFR Risk. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

82 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

ADDITIONAL INFORMATION
REGARDING THE FUND (Unaudited) continued	October 31, 2024

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust, and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 83

OTHER INFORMATION (Unaudited)	October 31, 2024

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2025, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2024.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended October 31, 2024, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended October 31, 2024, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k) (2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified	Dividend	Qualified	Qualified
Dividend	Received	Interest	Short-Term
Income	Deduction	Income	Capital Gain
25.19%	25.61%	79.19%	0.00%

The percentage of the ordinary dividends reported by the Fund that is treated as a Section 163(j) interest dividend and that is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 90.44%.

Sector Classification

Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 10, 2024. Shareholders voted on the election of Trustees. With regards to the election of the following Class III Trustees by the shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Tracy V. Maitland	18,409,414	8,578,570	770,126
Ronald A. Nyberg	25,375,320	1,611,056	771,734

The other Trustees of the Fund whose terms did not expire in 2024 are Randall C. Barnes, Daniel L. Black, Gerald L. Seizert, Michael A. Smart and Nancy E. Stuebe.

84 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	October 31, 2024

Trustees

The Trustees of the Advent Convertible and Income Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees
Independent Trustees:
Randall C.	Trustee and	Since 2005	Current: Private Investor (2001-present).	1	Current: Trustee of funds in the
Barnes++	Chairman of				Guggenheim Funds fund complex
(1951)	the Audit		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		(2003-present); Purpose Investments
	Committee		President, Pizza Hut International (1991-1993); Senior Vice President,		Funds (2013-present).
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Former: Guggenheim Energy & Income
Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of Companies, LLC (2003-present).	1	Current: Trustee Emeritus, Dartmouth
(1960)					College (2023-present); Sensata
			Former: Managing Director and Co-Head of the Merchant Banking Group at		Technologies, Inc. (2021-present).
BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of
			U.S. Corporate Banking at BNY Mellon (1995-1998).		Former: Dartmouth College (2019-
2023); Sontiq, Inc. (2016-2022); Harlem
Lacrosse & Leadership, Inc. (2014-2022);
Antenna International, Inc. (2010-2020);
Little Sprouts, LLC (2015-2018); Bendon
Inc. (2012-2016); Bonded Services, Ltd.
(2011-2016).

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 85

OTHER INFORMATION (Unaudited) continued	October 31, 2024

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees
Independent Trustees continued:
Ronald A. Nyberg++	Trustee	Since 2003	Current: Of Counsel, (formerly Partner) Momkus LLP (law firm) (2016-present).	1	Current: Trustee of funds in the
(1953)					Guggenheim Funds fund complex (2003-
			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		present); PPM Funds (2)(2018-present);
			General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		Endeavor Health (2012-present).

Former: Guggenheim Energy & Income
Fund (2015-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021); Western
Asset Inflation-Linked Opportunities
& Income Fund (2004-2020); Western
Asset Inflation-Linked Income Fund
(2003-2020).
Gerald L.	Trustee	Since 2003	Current: Managing Partner of Heron Bay Capital Management (2020-present).	1	Current: University of Toledo Foundation
Seizert, CFA, CIC+					(2013-present); Beaumont Hospital
(1952)			Former: Managing Partner of Seizert Capital Partners (2000-2019); Co-Chief		(2012-present).
Executive (1998-1999) and a Managing Partner and Chief Investment
Officer – Equities of Munder Capital Management, LLC (1995-1999); Vice President
and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995);
Vice President and Portfolio Manager at First of America Bank (1978-1984).
Michael A. Smart+	Trustee	Since 2003	Current: Partner, Dominus Capital (2003-present).	1	Current: Investment Advisory Board,
(1960)					Autism Impact Fund (2020-present);
			Former: Managing Partner, CSW Private Equity (2003-2021); Principal, First		Sprint Industrial Holdings
			Atlantic Capital Ltd. (2001-2004); Managing Director, Investment Banking Merrill		(2017-present).
Lynch & Co. (1992-2001); Founding Partner, The Carpediem Group (1990-1992);
			Associate, Dillion Read and Co. (1988-1990).		Former: Country Pure Foods
(2001-2006); Berkshire Blanket Inc.
(2006-2016); Sqwincher Corporation
(2006-2015); H2O Plus Holdings (2008-
2011); The Mead School (2012-2016);
The Wharton School (2000-2004).

86 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	October 31, 2024

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served*	During Past Five Years	Overseen**	Held by Trustees
Independent Trustees continued:
Nancy E. Stuebe+	Trustee	Since 2020	Current: Director of Investor Relations, Interactive Brokers Group, Inc.	1	None.
(1964)			(2016-present).
Former: Senior Equity Analyst & Senior Portfolio Manager, Gabelli Asset
Management (2015-2016); Senior Research Analyst & Portfolio Manager,
AIS Capital Management, LLC (2008-2015); Senior Equity Analyst & Portfolio
Manager, Gabelli Asset Management (2005-2008).
Interested Trustee:
Tracy V. Maitland+ø	Trustee,	Since 2003	Current: President and Founder, Advent Capital Management, LLC (2001-present).	1	None.
(1960)	Chairman,
President and
Chief Executive
Officer

+	Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-	Mr. Gerald L. Seizert and Mr. Randall C. Barnes are the Class I Trustees of the Fund. The term of the Class I Trustees will continue until the 2025 annual meeting of shareholders or until successors shall have been elected and qualified.
-	Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe are the Class II Trustees of the Fund. The term of the Class II Trustees will continue until the 2026 annual meeting of shareholders or until successors shall have been elected and qualified.
-	Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees of the Fund. The term of the Class III Trustees will continue until the 2027 annual meeting of shareholders or until successors shall have been elected and qualified.
**	As of period end. The Fund is the only fund in the “Fund Complex.”
ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 87

OTHER INFORMATION (Unaudited) continued	October 31, 2024

Officers

The Officers of the Advent Convertible and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Stephen Ellwood	Chief	Since 2023	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2023-present).
(1970)	Compliance
	Officer and		Former: Chief Legal Officer and Chief Compliance Officer, Semper Capital Management, L.P. (2019-2023); General Counsel and Global
	Secretary		Chief Compliance Officer, Structured Portfolio Management, LLC (2015-2019); Chief Compliance Officer, Arrowgrass Capital Partners (US) LP
(2011-2015); General Counsel and Chief Compliance Officer, Quattro Global Capital, LLC (2007-2011); Chief Compliance Officer, Greywolf Capital
Management, LP (2006-2007); Chief Compliance Officer and Counsel, Forest Investment Management LLC (2004-2006); Director and Counsel,
MacKay Shields LLC (1999-2003); Compliance Associate, Goldman Sachs & Co. (Asset Management Division) (1998-1999); Compliance Officer,
Societe Generale Asset Management (1997-1998).
Tony Huang	Vice President	Since 2014	Current: Director, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio Manager, M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief Financial
	Officer		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
*	Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

88 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN	October 31, 2024

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 89

DIVIDEND REINVESTMENT PLAN continued	October 31, 2024

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX, 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

90 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)	October 31, 2024

In discussing the factors and other considerations summarized below, the Board noted that it generally receives, reviews and evaluates information concerning the performance of the Fund and the services and personnel of Advent and its affiliates at quarterly meetings of the Board. While emphasis might be placed on information concerning the investment performance of the Fund, its fees and expenses in comparison with other funds’ fees and other matters at the meeting at which the renewal of the Investment Management Agreement is considered, the process of evaluating the Fund’s investment management arrangements is an ongoing one. The Board did not identify any one particular factor that was controlling or of paramount importance in its deliberations and each individual Trustee may have weighed the information provided differently. The information below represents a summary of certain aspects of the more detailed discussions held by the Board in executives sessions and over the course of several meetings and does not necessarily include all information considered by the Trustees.

Nature, Extent and Quality of Services

The Independent Trustees received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Advent under the Investment Management Agreement. The Independent Trustees reviewed and considered the information provided by Advent in response to a detailed series of requests submitted on behalf of the Independent Trustees by their independent legal counsel. The Independent Trustees were provided with, among other things, information about the background, experience and expertise of the management and other personnel of Advent and the services provided by that organization to the Fund. The Independent Trustees discussed the quality of the services provided. The compliance history of Advent was discussed, along with the ability of Advent to provide services to the Fund.

The Independent Trustees evaluated the capabilities of Advent, including information regarding its resources and ability to attract and retain highly qualified investment and other professionals. The Independent Trustees also considered the commitment of Advent to the Fund. The Independent Trustees discussed the portfolio managers at Advent responsible for portfolio management for the Fund, including the involvement of Mr. Maitland, and other personnel at Advent. The Independent Trustees also took note of recent changes in legal and compliance personnel at Advent.

Based on the above factors, together with those referenced below, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the investment management services provided to the Fund by Advent for purposes of approving the Investment Management Agreement.

Fund Performance and Expenses

The Independent Trustees considered the Fund’s performance on a market price and net asset value basis over various time periods. They also considered the performance of the Fund in comparison to the performance results of other closed-end funds that were determined to be similar to the Fund in terms of investment strategy (the “Peer Group”). The Independent Trustees recognized that the number of funds in the Peer Group was small and that, for a variety of reasons, including exposures to types of assets that vary from those held by the Fund, the Peer Group comparison may have limited usefulness in evaluating Fund performance. The Board also was aware that the performance benchmark indexes may not be fully probative in making comparisons due to the fact that the securities included in the benchmarks may include securities with characteristics unlike

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 91

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2024

those purchased by the Fund or in amounts that vary materially from the Fund’s typical holdings. The Board noted that, for the fiscal year ended 2023, the Fund performed in the middle of its Peer Group but showed strong performance in the first half of the 2024 fiscal year. The Board further noted Fund performance over intermediate and longer periods and its discussions with Advent about the performance of the Fund. The Board noted that the Fund is managed consistent with its stated policies and strategies. The Board also reviewed information about the market discount to net asset value at which the Fund’s shares have traded.

The Independent Trustees received and considered information regarding the Fund’s total expense ratio relative to its peers, noting that the Fund generally had a moderately higher expense ratio (based on common assets) than funds in the Peer Group. The Independent Trustees acknowledged that the expense ratio of the Fund may differ from the expense ratios of certain Peer Group funds for various reasons, including due to differences in the use and duration of leverage. The costs of leverage were also considered and the potential benefits of the continued use of leverage were considered. The Independent Trustees also noted that expense ratio comparisons with Peer Groups were difficult because the items included in other funds’ expenses may differ from those of the Fund and that funds in the Peer Group were often larger than the Fund or part of a fund family, allowing for greater economies of scale and the potential to spread certain fees over a larger asset base.

Based on the above considerations, discussions and other factors, the Independent Trustees concluded that the overall performance results and expense comparisons supported the re-approval of the Investment Management Agreement.

Investment Management and Advisory Fee Rates

The Independent Trustees reviewed and considered the contractual investment management fee rates for the Fund in comparison with those of the funds in the Peer Group, noting that the Fund is generally in line with the Peer Funds. The Independent Trustees also received and considered information about the nature, extent and quality of services and fee rates offered by Advent to its other clients. In particular, Advent confirmed that the Fund differs from certain other accounts advised by Advent in that the Fund is more complex to manage, requires greater resources from Advent and differs in terms of investment strategy and use of leverage. The Independent Trustees also noted the differing services provided by Advent to the Fund in relation to those typically provided to private funds and separate accounts. The Independent Trustees were also aware of the regulatory, reputational, compliance and operational risks faced by Advent in providing services to the Fund, which are generally greater than presented in providing services to clients other than registered funds. Based on the totality of the information they reviewed, the Independent Trustees concluded that the fees were fair and reasonable.

Profitability

The Independent Trustees received and considered estimated profitability analyses of Advent. The Independent Trustees also discussed with representatives of Advent the methodologies used to determine profitability. The Independent Trustees considered the nature of the services provided, their benefits to the Fund, and the extensive resources required to provide those services. In addition, the Independent Trustees considered whether any direct or indirect collateral benefits inured to Advent as a result of its affiliation with the Fund. The Independent Trustees concluded that

92 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) continued	October 31, 2024

the profits and other ancillary benefits that Advent received with regard to providing services to the Fund were not unreasonable.

Economies of Scale

The Independent Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund and whether it has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance and the Independent Trustees concluded that the opportunity to benefit from economies of scale was diminished in the context of closed-end funds.

Conclusion

After consideration of the factors discussed above and other information considered by the Independent Trustees, the Board, including the Independent Trustees, unanimously voted to approve the Investment Management Agreement for an additional one-year term.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 93

FUND INFORMATION	October 31, 2024

Board of Trustees

Randall C. Barnes
Daniel L. Black
Tracy V. Maitland,*
Chairman

Ronald A. Nyberg
Gerald L. Seizert
Michael A. Smart
Nancy E. Stuebe

* Trustee is an “interested person” of the Fund
as defined in the Investment Company Act of
1940, as amended.

Officers

Tracy V. Maitland
President and Chief Executive Officer

Robert White
Treasurer and Chief Financial Officer

Stephen Ellwood
Chief Compliance Officer

Tony Huang
Vice President and Assistant Secretary	Investment Adviser
Advent Capital Management, LLC
New York, NY

Servicing Agent
Guggenheim Funds Distributors, LLC
Chicago, IL

Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY

Administrator
MUFG Investor Services (US), LLC
Rockville, MD

Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ

Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

94 l AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT

FUND INFORMATION continued	October 31, 2024

Portfolio Managers of the Fund

The portfolio managers of the Fund are Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Convertible and Income Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Convertible and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to July 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AVK l ADVENT CONVERTIBLE AND INCOME FUND ANNUAL REPORT l 95

ABOUT THE FUND MANAGER

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC

888 Seventh Avenue, 31st Floor

New York, NY 10019

Guggenheim Funds Distributors, LLC

227 West Monroe Street

Chicago, IL 60606

Member FINRA/SIPC

(12/24)

CEF-AVK-AR-1024

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has five audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as a former Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $120,000 and $120,000 for the fiscal years ended October 31, 2024, and October 31, 2023, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $50,000 and $0 for the fiscal years ended October 31, 2024, and October 31, 2023, respectively.

The registrant's principal accountant did not bill fees for tax services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $19,260 and $19,260 for the fiscal years ended October 31, 2024, and October 31, 2023, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a), 4(b) or 4(c) of this Item were $0 and $0 for the fiscal years ended October 31, 2024, and October 31, 2023, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax Fees of the registrant. All of the services described in paragraphs 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant's independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY OF

ADVENT CONVERTIBLE AND INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent Convertible and Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2) None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $19,260 and $19,260 for the fiscal years ended October 31, 2024, and October 31, 2023, respectively.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designed standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended. The Audit Committee of the registrant is composed of: Randall C. Barnes, Daniel L. Black, Ronald A. Nyberg, Gerald L. Seizert, Michael A. Smart, and Nancy E. Stuebe.

(b) Not applicable.

Item 6. Investments.

(a) The Schedule of Investments is included as part of Item 1.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 1 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager"). The Manager's Proxy Voting Policies and Procedures are included as Exhibit (c) attached hereto.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The individuals who are primarily responsible for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolio of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. The following provides information regarding the Portfolio Managers as of October 31, 2024.

Name	Since	Professional Experience
Tracy Maitland	2003 (Inception)	Founder, President and Chief Investment Officer of Advent Capital Management, LLC.
Paul Latronica	2011	Managing Director of Advent Capital Management, LLC. He has been associated with Advent for more than 25 years.
Tony Huang	2019	Director of Advent Capital Management, LLC. He has been associated with Advent for more than 15 years.

(a) (2) (i-iii) Other accounts managed. The following summarizes information regarding each of the other accounts managed by them as of October 31, 2024:

Tracy Maitland

Type of Account	Number of Accounts*	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 848,440,638.90	0	$0
Other pooled investment vehicles	10	$ 185,702,253.17	10	$185,702,253.17
Other accounts	420	$ 5,333,951,562.47	0	$0

Paul Latronica

Type of Account	Number of Accounts*	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 848,440,638.90	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	365	$ 2,717,885,104.41	0	$0

Tony Huang

Type of Account	Number of Accounts*	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	1	$ 848,440,638.90	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	368	$ 4,026,993,231.93	0	$0

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate. Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC. Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account. In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the registrant beneficially owned by the Portfolio Managers as of October 31, 2024:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Tracy Maitland	$100,000-$1,000,000
Tony Huang	$100,000-$1,000,000
Paul Latronica	$10,000-$50,000

(a) Not applicable.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Not applicable.

(a)(3) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b)        Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Proxy Voting Policies and Procedures.

(d)       Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advent Convertible and Income Fund

By: /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date: December 31, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date: December 31, 2024

By: /s/ Robert White

Name: Robert White

Title: Treasurer and Chief Financial Officer

Date: December 31, 2024